--------------------------------------------------------------------------------
                                                    ANNUAL REPORT

                         [HOTCHKIS AND WILEY FUNDS LOGO]
                             800 WEST SIXTH STREET
                                  FIFTH FLOOR
                         LOS ANGELES, CALIFORNIA 90017
                                  800-236-4479

                               INVESTMENT ADVISOR
                               Hotchkis and Wiley
                             800 West Sixth Street
                                  Fifth Floor
                         Los Angeles, California 90017

                                 LEGAL COUNSEL
                           Gardner, Carton & Douglas
                             321 North Clark Street
                            Chicago, Illinois 60610

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                           100 East Wisconsin Avenue
                              Milwaukee, WI 53202

                          CUSTODIAN AND TRANSFER AGENT
                             Firstar Trust Company
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                              JUNE 30, 1997

                                   [LOGO]

                      [HOTCHKIS AND WILEY FUNDS LOGO]

                            EQUITY INCOME FUND
      -------------------------------------------------------------
                               MID-CAP FUND
      -------------------------------------------------------------
                              SMALL CAP FUND
      -------------------------------------------------------------
                            INTERNATIONAL FUND
      -------------------------------------------------------------
                            GLOBAL EQUITY FUND
      -------------------------------------------------------------
                           BALANCED INCOME FUND
      -------------------------------------------------------------
                          TOTAL RETURN BOND FUND
      -------------------------------------------------------------
                            LOW DURATION FUND
      -------------------------------------------------------------
                        SHORT-TERM INVESTMENT FUND

--------------------------------------------------------------------------------
    THIS MATERIAL SHOULD BE PRECEDED
    OR ACCOMPANIED BY A PROSPECTUS.               HOTCHKIS AND WILEY:
                                                   INVESTMENT ADVISOR

                         [HOTCHKIS AND WILEY FUNDS LOGO]

EQUITY INCOME FUND

Seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests primarily in domestic equity securities.

MID-CAP FUND
Seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests primarily in stocks of domestic companies with market capitalizations between $750 million and $5 billion.

SMALL CAP FUND
Seeks capital appreciation. The Fund invests primarily in stocks of domestic companies with market capitalizations of $1 billion or less.

INTERNATIONAL FUND
Seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests in international equity securities.

GLOBAL EQUITY FUND
Seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests in domestic and international equity securities.
BALANCED INCOME FUND
Seeks to preserve capital while producing a high total return. It is expected that the Fund's assets will be allocated among equity securities, fixed-income securities and money market obligations.

TOTAL RETURN BOND FUND
Seeks to maximize long-term total return. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years.

LOW DURATION FUND
Seeks to maximize total return, consistent with preservation of capital. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to three years.

SHORT-TERM
INVESTMENT FUND
Seeks to maximize total return, consistent with preservation of capital. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year.

--------------------------------------------------------------------------------

                         [HOTCHKIS AND WILEY FUNDS LOGO]

   DEAR FELLOW SHAREHOLDERS:

We are pleased to report solid performance for the Hotchkis and Wiley Funds for the fiscal year ended June 30, 1997. With dramatic volatility both on the upside and the downside in financial markets over the past year, it has been another exciting year for investors. While valuation factors in equity markets scrape against all-time peaks, we continue to use our disciplines to guide us toward unrealized values across all markets. In order for you to gain a better understanding of our investing style and your fund, we encourage you to carefully read your fund's summary (below) as well as its portfolio of investments.

EQUITY INCOME FUND
The Equity Income Fund's total return for the fiscal year ended June 30, 1997 was 26.2%. As the markets continue to reach new highs, it becomes harder and harder to find the underlying fundamental support for current price levels. This is particularly true for a narrow group of stocks that have benefited the most from the current bull market. Over the last three and a half years, the 50 largest capitalization stocks have consistently outperformed the balance of stocks in the S&P 500. This outperformance has resulted in a concentrated market in which the largest capitalization names sell at extreme values relative to the broader market. In fact, the leadership in the market in 1996 was so narrow that a small group of five stocks -- Intel, Microsoft, IBM, Coca-Cola, and General Electric -- actually accounted for more than one fourth of the S&P 500's total return. This concentration of performance has persisted into 1997.

Over the long-term, stocks will ultimately reflect intrinsic value. It is true that sometimes it takes a change of psychology for this value to be realized, but it inevitably takes place. With this in mind, we have positioned our portfolio in those areas of the market where valuation opportunities still exist. We continue to overweight the financials, basic materials, consumer durables, and utility sectors of the market. Although our exposure to financials remains above market, we have selectively been reducing this position as some of these stocks have reached fair value.

Our disciplined style of value investing emphasizes buying financially strong companies selling at a low price to earnings multiple, with above market dividend yield. Since the firm's inception in 1980, this approach has tended to keep pace with up markets and add significant outperformance during down quarters. We think the portfolio, as currently constructed, represents strong relative and absolute value with a projected price to earnings ratio of 12.9x compared to 18.7x for the S&P 500 Index and a dividend yield of 3.2% compared to the S&P 500 Index of 1.7%. We continue to manage the portfolio by adherence to our investment disciplines which emphasize these lower risk characteristics. We believe it is biased toward outperformance and expect that it will perform very well when investors once again focus on rational valuation in the market place.

MID-CAP FUND
The Mid-Cap Fund began on January 2, 1997. Performance since inception for the Fund is 17.2% compared to the Russell Mid-Cap Index return of 11.6%. Although mid cap stocks lagged the strong performance of large cap stocks during this period, we believe the relative value advantage of mid cap stocks provides a favorable investment opportunity.

As the large cap market continues to outpace the mid cap market, we believe mid cap stocks offer investors an attractive relative valuation. The superior return of the S&P 500 was fueled by the largest capitalization stocks which happen to have the highest share prices relative to earnings and asset values. As a fundamental investor, we believe stocks will ultimately seek their intrinsic value which will benefit stocks trading at a discount to their true earnings potential. With this in mind, we continue to believe the mid cap market represents an attractive relative value and solid investment opportunities exist for value investors.

SMALL CAP FUND
The Small Cap Fund achieved a return of 29.7% for the fiscal year ended June 30, 1997. This was an exceptional return given the value orientation of the Fund. The Fund outpaced the Russell 2000 Index return of 16.3% due to broad relative gains across most Fund holdings. The year was turbulent for small cap issues beginning with a sharp correction in July of 1996 followed by a strong recovery and then another correction in March of 1997 followed by a strong recovery. Given the unprecedented performance of large cap stocks relative to small cap stocks, a substantial relative valuation gap has emerged that does not seem to be warranted on fundamental valuation measures. We believe this valuation gap sets the stage for a period of outperformance of small cap stocks.

We continue to see value in the small cap market and believe the portfolio is well positioned for current market conditions. As in the past, we invest in companies whose shares trade at a low multiple of normal earnings and have the ability to grow earnings and asset values.

INTERNATIONAL FUND
The International Fund achieved another year of success, delivering a 21.6% total return vs. 12.8% for the EAFE Index. In this 12-month period to June 30, the Fund's emphasis on higher yielding, attractively valued stocks led to a sustained divergence in country allocation relative to the Index. As a result, the Fund was overweighted relative to the Index in some of the best performing non-U.S. developed stock markets this year. Measured in $US, those top markets include Finland, Spain, Sweden, the United Kingdom and Canada. Conversely, the Fund had relatively modest investment in the worst performing international stock markets, namely Singapore, Japan, Malaysia, Austria, and Italy.

The Fund significantly outperformed the EAFE Index in the first half of the fiscal year, but found the market environment considerably less hospitable in the latter half. Equity markets are being driven by domestic and international liquidity. Stocks that we consider "undervalued" are in increasingly short supply, even after allowance for the earnings upgrades that result from weaker currencies. With valuations stretched in markets worldwide, the Fund appears relatively attractive with a projected price to earnings ratio of 13.3x compared to 28.0x for the EAFE Index; a dividend yield of 3.4% (vs. 1.9%), and a price to book value ration of 2.0x (vs. 2.5x). We continue to believe that our disciplines of high dividend yield, low P/E, and financial strength will guide us to the best values in the international equity markets.

We are favoring stocks which have suffered from profit downgrades, yet have the potential for dramatic restructuring and share price recovery. Some of the most appealing candidates are in the United Kingdom, where industrial stocks have given up competitive ground as a result of the strength of UK sterling. We are also finding attractive stocks in France (consumer goods), Japan (automotive sector), and Malaysia (consumer sector).

GLOBAL EQUITY FUND
The Global Equity Fund was launched January 2, 1997. During its first six months, the Fund achieved a return of 12.3%. This was a strong performance given the value orientation of the Fund and its accompanying lower than market risk characteristics. However, it lagged the 15.6% return of the MSCI

World Index. The Fund significantly outperformed the World Index in the first quarter, but fell behind in the second quarter as cash poured into markets worldwide, pushing markets to record levels. The Fund's relative underweighting in the two largest markets (the U.S. and Japan) made it difficult to keep pace with the World Index. Underweighting the resurging yen also hampered relative performance.

Markets are being driven by domestic and international liquidity and value is in increasingly short supply even after allowance for the earnings upgrades that result from weaker currencies. The Fund's value characteristics are all the more striking in this kind of environment; its projected price to earnings ratio of 12.9x represents a 45% discount to the World Index, while the Fund's dividend yield of 3.1% is nearly twice that of the World Index. We have adhered to our disciplines of high dividend yield, low P/E, and financial strength and are confident that they remain the best way to achieve the Fund's underlying goal: to earn superior returns with below market risk.

Our global portfolio continues to center on stocks which are currently out of favor, but which have earnings power or hidden assets which will become apparent to investors over time. We are finding many attractive stocks in the United Kingdom, where well-established industrial companies are being penalized for their exposure to the strength of UK sterling. In the U.S., we are investing in the basic materials, consumer nondurables, and financial sectors of the market. We are also finding good values in France, Japan, and Malaysia.

BALANCED INCOME FUND
The Balanced Income Fund achieved a total return of 8.3% during the first six months of the year and 15.8% for the twelve months ended June 30, 1997. Exposure to equities has been reduced to 37% of total Fund assets as the broad-based increase in stock prices has blown through most expectations. We believe that the current asset allocation lowers the risk profile and better positions the Fund to weather volatile financial markets.

During the fiscal year, the equity portfolio benefited from an above-average market weighting in financial sector stocks. Other sectors that contributed to relative performance included consumer non-durables, capital spending, energy, and healthcare. The lagging sector has been utilities, which includes electric, telephone, and natural gas. We believe the sector represents compelling relative value, and selective utility stocks have been added to the Fund's equity portfolio during the past six months.

Fixed-income investments are broadly diversified and limited to investment-grade securities. U.S. Treasury holdings have been increased to 34% of the fixed-income portfolio, and as a result of narrowing yield spreads, corporate issues have been reduced from 48% to 38% of the fixed-income portfolio since the beginning of the year. Mortgages and asset-backed securities represent 26% of the fixed-income portfolio. Average credit quality is AAA, and the portfolio duration of 3.0 years is about equal to the benchmark, Lehman Intermediate Govt/Corp Index.

The following table provides a historical perspective of our asset allocation strategy.
           ---------------------------------------------------------
 ASSET ALLOCATION SUMMARY

   Asset    Current        Average       Low Equity   High Equity
  Category  6/30/97    8/13/85-6/30/97    10/16/87      8/11/89
      ------------------------------------------------------
  Equities     37%           47%             27%          59%
  Fixed-
    Income     63%           53%             73%          41%

Current income yield, derived from common stock dividends and fixed-income security interest, is 5.0%. This compares to an income yield of 1.7% on the S&P 500 Index.

SHORT-TERM INVESTMENT FUND
LOW DURATION FUND
TOTAL RETURN FUND
The Fixed-Income Funds performed extremely well for the year ended June 30, 1997.

----------------------------------------------
Short-Term Investment Fund.............   5.8%
Six-Month Treasury Bill Index..........   5.7%
Low Duration Fund......................   7.8%
Merrill Lynch 1-3 Year Index...........   6.6%
Total Return Bond Fund.................  10.5%
Lehman Aggregate Index.................   8.2%
----------------------------------------------

The overriding themes in the fixed-income market during the year were low inflation combined with healthy economic growth. CPI slowed to 2.3% over the year from a 2.8% growth rate despite continued employment and economic expansion. These opposing forces had the effect of holding the market to a trading range, with a modest bias toward lower rates. The Federal Reserve was able to stay on the sidelines, for the most part, and only raised rates once, from 5.25% to 5.5%.

The tight trading range (ten year notes were confined in a 6.2% - 7.0% range) led to a significant decline in market volatility. This low volatility environment enabled spreads on both corporates and especially mortgages to contract, benefiting the portfolios greatly.

We anticipate the economy will remain healthy and inflation contained, but the Federal Reserve may have to raise short-term interest rates. Over the next few quarters spreads in both mortgage-backed and corporate securities should remain tight, thus we will remain overweighted in these sectors. In this type of low volatility environment, duration management of the portfolios will take a back seat to both sector and individual security selection.

Across all markets and asset classes, we continue to utilize the value-oriented disciplines that have served Hotchkis and Wiley through our 22-year history. We appreciate the trust you have placed in us, and look forward to helping you reach your financial goals.

Cordially,

Nancy D. Celick sig
Nancy D. Celick
President
HOTCHKIS AND WILEY FUNDS

A description of the market indices referred to in this letter and in the following graphs is provided on page 55.

How a $ 10,000 Investment Has Grown:

The following charts show the growth of a $10,000 investment for each of the Hotchkis and Wiley Funds as compared to the performance of representative market indices. The tables below the charts show the average annual total returns on an investment over various periods.

                          SMALL CAP FUND
                SEPTEMBER 20, 1985 - JUNE 30, 1997

                   1479-CUM             R20-CUM
                  ------------------------------
3Q85              10016.000             9877.000
4Q85              11518.000            11617.000
1Q86              12908.223            13261.967
2Q86              14489.480            13905.173
3Q86              12295.773            12203.180
4Q86              12471.602            12278.839
1Q87              15900.046            15263.825
2Q87              15435.764            15155.452
3Q87              16645.928            15790.465
4Q87              12266.384            11201.756
1Q88              13489.343            13337.931
2Q88              14518.580            14216.901
3Q88              13489.213            14083.262
4Q88              13361.065            13990.312
1Q89              13699.100            15067.566
2Q89              14399.124            16027.370
3Q89              16340.126            17109.218
4Q89              16106.462            16262.311
1Q90              16199.880            15902.914
2Q90              17358.171            16516.767
3Q90              12582.938            12463.552
4Q90              14655.348            13090.469
1Q91              18014.354            16983.574
2Q91              18331.406            16720.329
3Q91              19612.772            18083.036
4Q91              21725.067            19119.194
1Q92              23171.957            20553.133
2Q92              21821.032            19151.410
3Q92              21906.134            19701.055
4Q92              24707.928            22640.453
1Q93              25155.142            23607.200
2Q93              26141.223            24121.837
3Q93              27377.703            26230.085
4Q93              27818.484            26912.068
1Q94              28002.086            26185.442
2Q94              27139.622            25164.210
3Q94              27861.536            26900.540
4Q94              28129.006            26397.500
1Q95              29445.444            27614.425
2Q95              31150.335            30182.566
3Q95              33305.938            33164.604
4Q95              33312.600            33884.276
1Q96              32663.004            35622.539
2Q96              35583.076            37403.666
3Q96              36864.067            37553.280
4O96              38062.149            39506.051
1Q97              40018.544            37463.588
2Q97              46157.388            43570.153

                       Ended
                      6/30/97
-----------------------------
One Year               29.7%
-----------------------------
Five Years             16.2%
-----------------------------
Ten Years              11.6%
-----------------------------
Since Inception        13.9%
(9/20/85)
-----------------------------



                        EQUITY INCOME FUND
                  JUNE 24, 1987 - JUNE 30, 1997

                  1489-CUM              SP-CUM
                 -------------------------------
2Q87              9992.0000            9861.0000
3Q87             10231.8080           10511.8260
4Q87              8334.8308            8136.1533
1Q88              9061.6280            8599.9141
2Q88              9707.7221            9158.9085
3Q88              9942.6490            9186.3852
4Q88             10096.7601            9461.9768
1Q89             10941.8589           10133.7771
2Q89             11840.1855           11015.4157
3Q89             13120.1095           12183.0498
4Q89             12486.4082           12426.7108
1Q90             11790.9153           12053.9095
2Q90             11792.0944           12801.2518
3Q90              9440.7508           11034.6791
4Q90             10231.8857           12016.7655
1Q91             12042.9295           13771.2133
2Q91             12611.3557           13729.8997
3Q91             13366.7759           14457.5843
4Q91             13774.4626           15672.0214
1Q92             14527.9257           15280.2209
2Q92             15043.6671           15570.5451
3Q92             14857.1256           16053.2320
4Q92             15696.5532           16855.8936
1Q93             16584.9781           17597.5529
2Q93             16800.5828           17667.9431
3Q93             17299.5601           18127.3096
4Q93             18171.4580           18544.2377
1Q94             17317.3994           17839.5567
2Q94             17372.8151           17910.9149
3Q94             18192.8120           18792.1320
4Q94             17528.7744           18794.0112
1Q95             19316.7093           20617.0303
2Q95             20939.3129           22575.6481
3Q95             22616.5519           24379.4424
4Q95             23568.7087           25827.5813
1Q96             24938.0507           27235.1845
2Q96             25137.5551           28471.6618
3Q96             25539.7560           29354.2834
4O96             27662.1097           31837.6557
1Q97             28071.5089           32671.8023
2Q97             31692.7336           38389.3677


                       Ended
                      6/30/97
-----------------------------
One Year               26.2%
-----------------------------
Five Years             16.1%
-----------------------------
Ten Years              12.3%
-----------------------------
Since Inception        12.2%
(6/24/87)
-----------------------------



                                 BALANCED INCOME FUND
                           AUGUST 13, 1985 - JUNE 30, 1997

               CPI+4-CUM       LB G/C-CU         1481-CUM         SP-CUM
              ------------------------------------------------------------
3Q85          10083.0000       10127.0000       10072.0000      10049.0000
4Q85          10273.5687       10894.6266       11112.4376      11777.4280
1Q86          10333.1554       11823.9382       11991.4314      13426.2679
2Q86          10497.4526       11980.0142       12370.3606      14218.4177
3Q86          10675.9093       12222.0105       11990.5905      13223.1285
4Q86          10811.4933       12596.0040       12554.1483      13963.6237
1Q87          11076.3749       12782.4249       13446.7482      16937.8755
2Q87          11325.5933       12540.8371       13501.8799      17784.7693
3Q87          11581.5517       12175.8987       13699.0073      18958.5641
4Q87          11741.3771       12885.7536       13051.0443      14673.9286
1Q88          11970.3340       13347.0636       13787.1232      15510.3425
2Q88          12244.4546       13479.1995       14257.2641      16518.5148
3Q88          12554.2393       13731.2605       14625.1015      16568.0703
4Q88          12752.5963       13863.0806       14957.0913      17065.1124
1Q89          13070.1359       14015.5745       15529.9479      18276.7354
2Q89          13392.9683       15142.4267       16752.1548      19866.8114
3Q89          13624.6667       15284.7655       17634.9934      21972.6934
4Q89          13880.8104       15836.5455       17631.4664      22412.1473
1Q90          14305.5632       15654.4252       17389.9153      21739.7829
2Q90          14581.6606       16217.9845       17809.0123      23087.6494
3Q90          15042.4411       16316.9142       16327.3025      19901.5538
4Q90          15317.7178       17147.4451       17551.8502      21672.7921
1Q91          15608.7544       17610.4261       19356.1804      24837.0197
2Q91          15880.3467       17876.3435       19483.9312      24762.5086
3Q91          16178.8972       18904.2333       20444.4890      26074.9216
4Q91          16421.5807       19913.7194       21155.9572      28265.2150
1Q92          16750.0123       19615.0136       21701.7809      27558.5846
2Q92          17034.7625       20409.4217       22435.3011      28082.1977
3Q92          17341.3882       21407.4424       22641.7059      28952.7458
4Q92          17688.2160       21424.5684       23146.6159      30400.3831
1Q93          18077.3568       22420.8108       24287.7441      31738.0000
2Q93          18348.5172       23093.4351       24698.2070      31896.6900
3Q93          18623.7450       23857.8278       25765.1695      32726.0039
4Q93          18921.7249       23788.6401       26048.5864      33478.7020
1Q94          19281.2377       23044.0557       25444.2592      32206.5113
2Q94          19570.4563       22758.3094       25602.0136      32335.3373
3Q94          19942.2950       22872.1009       26580.0105      33919.7688
4Q94          20261.3717       22956.7277       26250.4184      33923.1608
1Q95          20686.8605       24099.9727       27956.6956      37213.7074
2Q95          21038.5371       25664.0609       29662.0540      40749.0096
3Q95          21345.6997       26154.2445       31435.8448      44004.8555
4Q95          21601.8481       27373.0323       32633.5505      46618.7439
1Q96          22126.7730       26732.5033       33658.2440      49159.4654
2Q96          22489.6521       26858.1461       34122.7278      51391.3051
3Q96          22871.9762       27330.8495       34634.5687      52984.4356
4O96          23217.3430       28167.1735       36459.8105      57466.9189
1Q97          23612.0378       27924.9358       36879.0983      58972.5522
2Q97          23909.5495       28941.4035       39497.5143      69292.7488


                       Ended
                      6/30/97
-----------------------------
One Year               15.8%
-----------------------------
Five Years             12.1%
-----------------------------
Ten Years              11.4%
-----------------------------
Since Inception        12.3%
(8/13/85)
-----------------------------


Past performance is not predictive of future performance. The representative market indices are unmanaged. The annual returns reflect the reinvestment of all dividends and distributions, as well as the voluntary agreement of Hotchkis and Wiley, the Funds' advisor, to assume fees and expenses in excess of certain limits.

                   INTERNATIONAL FUND
             DECEMBER 1, 1990 - JUNE 30, 1997

               1501-CUM          EAFE-CUM
               ----------------------------
Dec90           9953.0000        10166.0000
1Q91           10542.2176        10931.4998
2Q91           10037.2454        10343.3851
3Q91           11303.9458        11239.1222
4Q91           11978.7914        11436.9308
1Q92           11788.3286        10088.5167
2Q92           12843.3840        10311.4729
3Q92           11961.0435        10476.4565
4Q92           11659.6552        10081.4941
1Q93           13044.7887        11299.3386
2Q93           13789.6461        12445.0915
3Q93           14741.1317        13278.9126
4Q93           16993.5766        13402.4065
1Q94           16291.7419        13879.5322
2Q94           16094.6118        14598.4920
3Q94           17100.5250        14621.8496
4Q94           16493.4564        14482.9420
1Q95           16791.9880        14763.9111
2Q95           17880.1088        14883.4988
3Q95           19020.8597        15516.0475
4Q95           19774.0857        16156.8603
1Q96           20626.3488        16635.1034
2Q96           21208.0118        16911.2461
3Q96           21547.3400        16894.3349
4Q96           23383.1734        17176.4703
1Q97           23595.9603        16920.5409
2Q97           25788.0250        19128.6715

                                   Ended
                                  6/30/97
-------------------------------------------
One Year                           21.6%
-------------------------------------------
Five Years                         15.0%
-------------------------------------------
Commencement of
Operations
(12/1/90)                          15.2%
-------------------------------------------



                    LOW DURATION FUND
               MAY 18, 1993 - JUNE 30, 1997

               1363-CUM          ML Treasury
               -----------------------------
2Q93           10053.0000        10058.0000
3Q93           10579.7772        10201.8294
4Q93           10713.0824        10262.0202
1Q94           10872.7073        10210.7101
2Q94           10961.8635        10218.8787
3Q94           11149.3114        10320.0456
4Q94           11274.1837        10320.4584
1Q95           11616.9189        10667.2258
2Q95           12083.9190        11009.6437
3Q95           12330.4309        11174.7884
4Q95           12711.4413        11456.3930
1Q96           12818.2174        11494.1991
2Q96           12988.6997        11610.2905
3Q96           13239.3816        11801.8603
4Q96           13502.8453        12026.0957
1Q97           13627.0714        12105.4679
2Q97           14000.4532        12371.7882


                                   Ended
                                  6/30/97
-------------------------------------------
One Year                            7.8%
-------------------------------------------
Three Years                         8.5%
------------------------------------------
Since Inception
(5/18/93)                           8.5%
-------------------------------------------


                    TOTAL RETURN BOND FUND
               DECEMBER 6, 1994- JUNE 30, 1997

               1384-CUM          LB aggregate
               ------------------------------
4Q94           10033.0000        10006.0000
1Q95           10497.5279        10510.3024
2Q95           11187.2155        11150.3798
3Q95           11555.2749        11368.9273
4Q95           12172.3266        11853.2436
1Q96           11882.6252        11643.4412
2Q96           11971.7449        11709.8088
3Q96           12311.7424        11926.4402
4Q96           12700.7935        12284.2334
1Q97           12754.1368        12215.4417
2Q97           13224.7645        12663.7484


                                   Ended
                                  6/30/97
-------------------------------------------
One Year                           10.5%
-------------------------------------------
Since Inception
(12/6/94)                          11.5%
-------------------------------------------


                SHORT-TERM INVESTMENT FUND
               MAY 18, 1993 - JUNE 30, 1997

               136r-CUM          ML Treasury
               ------------------------------

2Q93           10028.0000        10033.0000
3Q93           10272.6832        10121.2904
4Q93           10505.8731        10203.2729
1Q94           10650.8542        10271.6348
2Q94           10778.6644        10362.0252
3Q94           10870.2831        10476.0074
4Q94           10971.3767        10599.6243
1Q95           11216.0384        10786.1777
2Q95           11401.1030        10966.3069
3Q95           11591.5014        11122.0284
4Q95           11830.2864        11293.3077
1Q96           12047.9636        11428.8274
2Q96           12225.0687        11571.6877
3Q96           12354.6544        11734.8485
4Q96           12559.7417        11893.2690
1Q97           12711.7146        12046.6921
2Q97           12929.0849        12228.5972


                                   Ended
                                  6/30/97
-------------------------------------------
One Year                            5.8%
-------------------------------------------
Three Years                         6.3%
------------------------------------------
Since Inception
(5/18/93)                           6.4%
-------------------------------------------



Past performance is not predictive of future performance. The representative market indices are unmanaged. The annual returns reflect the reinvestment of all dividends and distributions, as well as the voluntary agreement of Hotchkis and Wiley, the Funds' advisor, to assume fees and expenses in excess of certain limits.

                      GLOBAL EQUITY FUND
                JANUARY 2, 1997 - JUNE 30, 1997



                   Global-Cum      World-Cum
Jan 97             10030.0000      10122.2000
Feb                10339.9270      10240.3261
Mar                10219.9838      10039.5133
Apr                10050.3321      10369.4117
May                10660.3873      11011.2783
June               11232.8501      11562.2826

                                      Ended
                                     6/30/97
---------------------------------------------
Since Inception                         12.3%
(1/2/97)
---------------------------------------------


                         MID-CAP FUND
               JANUARY 2, 1997 - JUNE 30, 1997

                   Mid-Cap-Cum     Rus-Cum

Jan 97             10440.0000      10374.1000
Feb                10699.9560      10358.3314
Mar                10290.1477       9918.1023
Apr                10309.6990      10164.8647
May                11129.3200      10906.4932
June               11714.7223      11263.3537

                                      Ended
                                     6/30/97
---------------------------------------------
Since Inception                         17.2%
(1/2/97)
---------------------------------------------



Past performance is not predictive of future performance. The representative market indices are unmanaged. The annual returns reflect the reinvestment of all dividends and distributions, as well as the voluntary agreement of Hotchkis and Wiley, the Funds' advisor, to assume fees and expenses in excess of certain limits.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS:

  EQUITY INCOME FUND.....................................     1

  MID-CAP FUND...........................................     4

  SMALL CAP FUND.........................................     7

  INTERNATIONAL FUND.....................................     9

  GLOBAL EQUITY FUND.....................................    13

  BALANCED INCOME FUND...................................    16

  TOTAL RETURN BOND FUND.................................    22

  LOW DURATION FUND......................................    24

  SHORT-TERM INVESTMENT FUND.............................    28

STATEMENT OF ASSETS AND LIABILITIES......................    31

STATEMENT OF OPERATIONS..................................    33

STATEMENT OF CHANGES IN NET ASSETS.......................    35

NOTES TO FINANCIAL STATEMENTS............................    39

FINANCIAL HIGHLIGHTS.....................................    45

REPORT OF INDEPENDENT ACCOUNTANTS........................    54

MARKET INDICES...........................................    55

                                      LOGO

                                      LOGO

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
EQUITY INCOME FUND

COMMON STOCKS -- 97.1%              Shares        Value
---------------------------------------------------------
AEROSPACE -- 2.6%
 ...........................................................
Northrop Grumman Corporation          32,000   $  2,810,000
 ...........................................................
Rockwell International
  Corporation                         33,000      1,947,000
 ............................................
                                                -----------
                                                  4,757,000
---------------------------------------------------------
APPAREL & TEXTILES -- 0.4%
 ...........................................................
Russell Corporation                   22,000        651,750
---------------------------------------------------------
AUTO-RELATED -- 1.4%
 ...........................................................
Dana Corporation                      67,000      2,546,000
---------------------------------------------------------
AUTOS & TRUCKS -- 7.4%
 ...........................................................
Chrysler Corporation                  57,000      1,870,312
 ...........................................................
Ford Motor Company                   162,000      6,115,500
 ...........................................................
General Motors Corporation           105,000      5,847,187
 ............................................
                                                -----------
                                                 13,832,999
---------------------------------------------------------
BANKS -- 6.6%
 ...........................................................
CoreStates Financial Corporation      33,000      1,773,750
 ...........................................................
First Chicago NBD Corporation         60,000      3,630,000
 ...........................................................
Fleet Financial Group, Inc.           21,000      1,328,250
 ...........................................................
KeyCorp                               32,000      1,788,000
 ...........................................................
NationsBank Corporation               17,000      1,096,500
 ...........................................................
Signet Banking Corporation            74,000      2,664,000
 ............................................
                                                -----------
                                                 12,280,500
---------------------------------------------------------
BEVERAGES -- 0.6%
 ...........................................................
Anheuser-Busch Companies, Inc.        28,500      1,195,219
---------------------------------------------------------
BUILDING & FOREST PRODUCTS -- 3.1%
 ...........................................................
Georgia-Pacific Corporation           24,000      2,049,000
 ...........................................................
Weyerhaeuser Company                  73,000      3,796,000
 ............................................
                                                -----------
                                                  5,845,000
---------------------------------------------------------
BUILDING MATERIALS -- 0.4%
 ...........................................................
Hanson PLC ADR                        26,625        665,625
---------------------------------------------------------
CHEMICALS -- 2.5%
 ...........................................................
The Dow Chemical Company              30,000   $  2,613,750
 ...........................................................
Eastman Chemical Company              33,000      2,095,500
 ............................................
                                                -----------
                                                  4,709,250
---------------------------------------------------------
CONGLOMERATES -- 1.8%
 ...........................................................
Tenneco, Inc.                         76,000      3,434,250
---------------------------------------------------------
CONSUMER PRODUCTS -- 0.5%
 ...........................................................
Tupperware Corporation                22,800        832,200
---------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 1.0%
 ...........................................................
Harsco Corporation                    44,000      1,782,000
---------------------------------------------------------
FINANCIAL SERVICES -- 4.5%
 ...........................................................
Beneficial Corporation                41,000      2,913,562
 ...........................................................
Household International, Inc.         31,000      3,640,563
 ...........................................................
Transamerica Corporation              20,000      1,871,250
 ............................................
                                                -----------
                                                  8,425,375
---------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES -- 2.0%
 ...........................................................
Whirlpool Corporation                 68,500      3,737,531
---------------------------------------------------------
INSURANCE -- 5.7%
 ...........................................................
American General Corporation          58,000      2,769,500
 ...........................................................
Aon Corporation                       35,000      1,811,250
 ...........................................................
Lincoln National Corporation          33,000      2,124,375
 ...........................................................
Safeco Corporation                    36,400      1,699,425
 ...........................................................
St. Paul Companies, Inc.              25,000      1,906,250
 ...........................................................
TIG Holdings, Inc.                     9,500        296,875
 ............................................
                                                -----------
                                                 10,607,675
---------------------------------------------------------
LEISURE/TOYS -- 2.1%
 ...........................................................
Fortune Brands, Inc.                 103,500      3,861,844
---------------------------------------------------------
MACHINERY -- 3.1%
 ...........................................................
Deere & Company                       34,000      1,865,750
 ...........................................................
New Holland N.V.                     145,000      3,969,375
 ............................................
                                                -----------
                                                  5,835,125
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
EQUITY INCOME FUND

                                    Shares        Value
---------------------------------------------------------
METALS & MINING -- 3.9%
 ...........................................................
Aluminum Company of America           46,000   $  3,467,250
 ...........................................................
Reynolds Metals Company               52,000      3,705,000
 ............................................
                                                -----------
                                                  7,172,250
---------------------------------------------------------
NATURAL GAS -- 0.9%
 ...........................................................
Eastern Enterprises                   50,000      1,734,375
---------------------------------------------------------
OIL -- DOMESTIC -- 4.7%
 ...........................................................
Atlantic Richfield Company            25,000      1,762,500
 ...........................................................
Occidental Petroleum Corporation     160,000      4,010,000
 ...........................................................
Phillips Petroleum Company            22,000        962,500
 ...........................................................
Ultramar Diamond Shamrock
  Corporation                         59,000      1,924,875
 ............................................
                                                -----------
                                                  8,659,875
---------------------------------------------------------
OIL -- INTERNATIONAL -- 2.4%
 ...........................................................
Amoco Corporation                     22,000      1,912,625
 ...........................................................
Royal Dutch Petroleum Company
  NYS                                 46,800      2,544,750
 ............................................
                                                -----------
                                                  4,457,375
---------------------------------------------------------
PAPER -- 2.3%
 ...........................................................
International Paper Company           53,000      2,573,813
 ...........................................................
Union Camp Corporation                35,000      1,750,000
 ............................................
                                                -----------
                                                  4,323,813
---------------------------------------------------------
POLLUTION CONTROL -- 2.1%
 ...........................................................
Browning-Ferris Industries, Inc.     120,000      3,990,000
---------------------------------------------------------
RAILROADS -- 1.8%
 ...........................................................
Norfolk Southern Corporation          33,000      3,324,750
---------------------------------------------------------
RETAIL -- 4.4%
 ...........................................................
Intimate Brands, Inc.                 54,000      1,134,000
 ...........................................................
J.C. Penney Company, Inc.             56,000      2,922,500
 ...........................................................
May Department Stores Company         41,000      1,937,250
 ...........................................................
Sears, Roebuck & Company              40,000      2,150,000
 ............................................
                                                -----------
                                                  8,143,750
---------------------------------------------------------
SAVINGS & LOANS -- 5.7%
 ...........................................................
Fannie Mae                            41,000   $  1,788,625
 ...........................................................
Great Western Financial
  Corporation                         71,000      3,816,250
 ...........................................................
H.F. Ahmanson & Company              115,000      4,945,000
 ............................................
                                                -----------
                                                 10,549,875
---------------------------------------------------------
STEEL -- 5.0%
 ...........................................................
Allegheny Teledyne, Inc.             157,000      4,239,000
 ...........................................................
Lukens, Inc.                          87,900      1,653,619
 ...........................................................
USX-U.S. Steel Group, Inc.            95,000      3,330,938
 ............................................
                                                -----------
                                                  9,223,557
---------------------------------------------------------
TOBACCO -- 4.5%
 ...........................................................
Gallaher Group PLC ADR #              80,000      1,475,000
 ...........................................................
Philip Morris Companies, Inc.        123,000      5,458,125
 ...........................................................
UST, Inc.                             52,500      1,456,875
 ............................................
                                                -----------
                                                  8,390,000
---------------------------------------------------------
TRUCKING -- 1.0%
 ...........................................................
Ryder System, Inc.                    57,000      1,881,000
---------------------------------------------------------
UTILITY -- ELECTRIC -- 7.2%
 ...........................................................
CMS Energy Corporation                86,000      3,031,500
 ...........................................................
Central & South West Corporation      33,000        701,250
 ...........................................................
DTE Energy Company                    57,000      1,574,625
 ...........................................................
Energy Group PLC ADR                  26,625      1,128,234
 ...........................................................
Illinova Corporation                 130,000      2,860,000
 ...........................................................
PECO Energy Company                  105,000      2,205,000
 ...........................................................
PacifiCorp                            44,000        968,000
 ...........................................................
Public Service Enterprises
  Group, Inc.                         37,000        925,000
 ............................................
                                                -----------
                                                 13,393,609
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
EQUITY INCOME FUND

                                    Shares        Value
---------------------------------------------------------
UTILITY -- TELEPHONE -- 5.5%
 ...........................................................
AT&T Corporation                     141,800   $  4,971,862
 ...........................................................
Alltel Corporation                    80,000      2,675,000
 ...........................................................
NYNEX Corporation                     46,000      2,650,750
 ............................................
                                                -----------
                                                 10,297,612
---------------------------------------------------------
Total common stocks
  (cost $141,602,381)                           180,541,184
---------------------------------------------------------

VARIABLE RATE                     Principal
DEMAND NOTES* -- 6.4%               Amount         Value
---------------------------------------------------------
Lilly (Eli) & Co., 5.0949%        $      733    $        733
 ............................................................
General Mills, Inc., 5.245%        3,196,466       3,196,466
 ............................................................
Pitney Bowes, Inc., 5.2551%        1,240,495       1,240,495
 ............................................................
Warner-Lambert Co., 5.226%         7,405,906       7,405,906
 ............................................
                                                 -----------
Total variable rate demand
  notes
  (cost $11,843,600)                              11,843,600
---------------------------------------------------------
Total investments -- 103.5%
  (cost $153,445,981)                            192,384,784
 ............................................................
Liabilities in excess of other
  assets -- (3.5)%                                (6,510,972)
 ............................................
                                                 -----------
Total net assets -- 100.0%                      $185,873,812
---------------------------------------------------------

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1997.

ADR -- American Depository Receipts.

NYS -- New York Shares.

# Non-income producing security.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
MID-CAP FUND

     COMMON STOCKS -- 94.4%          Shares        Value
---------------------------------------------------------
APPAREL & TEXTILES -- 5.2%
 ...........................................................
Coats Viyella PLC ADR                  5,000    $    31,830
 ...........................................................
Polo Ralph Lauren Corporation #          200          5,475
 ...........................................................
Russell Corporation                    2,200         65,175
 ............................................     ----------
                                                    102,480
---------------------------------------------------------
AUTO PARTS -- 1.4%
 ...........................................................
ITT Industries, Inc.                   1,100         28,325
---------------------------------------------------------
AUTO-RELATED -- 4.7%
 ...........................................................
Dana Corporation                         600         22,800
 ...........................................................
Echlin, Inc.                             600         21,600
 ...........................................................
Lear Corporation #                     1,100         48,812
 ............................................     ----------
                                                     93,212
---------------------------------------------------------
BANKS -- 7.0%
 ...........................................................
Compass Bancshares, Inc.                 450         15,131
 ...........................................................
First Commerce Bancshares, Inc.          400         17,600
 ...........................................................
First Tennessee National
  Corporation                            200          9,600
 ...........................................................
Signet Banking Corporation               700         25,200
 ...........................................................
Union Planters Corporation               700         36,313
 ...........................................................
UnionBanCal Corporation                  500         35,938
 ............................................     ----------
                                                    139,782
---------------------------------------------------------
BEVERAGES -- 0.8%
 ...........................................................
Pernod Ricard ADR                      1,200         15,483
---------------------------------------------------------
CHEMICALS -- 4.4%
 ...........................................................
DSM N.V. ADR                           1,000         24,919
 ...........................................................
Eastman Chemical Company                 700         44,450
 ...........................................................
Wellman, Inc.                          1,100         19,113
 ............................................     ----------
                                                     88,482
---------------------------------------------------------
COMMUNICATIONS & MEDIA -- 3.2%
 ...........................................................
Octel Communications Corporation
  #                                    2,700         63,281
---------------------------------------------------------
COMPUTERS -- 1.3%
 ...........................................................
Exabyte Corporation #                  2,000         25,625
---------------------------------------------------------
COMPUTER-RELATED -- 2.7%
 ...........................................................
Great Plains Software, Inc. #          2,000    $    54,000
---------------------------------------------------------
CONSUMER PRODUCTS -- 3.1%
 ...........................................................
The Dial Corporation                   1,200         18,750
 ...........................................................
Tupperware Corporation                 1,200         43,800
 ............................................     ----------
                                                     62,550
---------------------------------------------------------
CONTAINERS -- 2.0%
 ...........................................................
Ball Corporation                       1,300         39,081
---------------------------------------------------------
ELECTRIC PRODUCTS -- 1.8%
 ...........................................................
UCAR International, Inc. #               800         36,600
---------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.9%
 ...........................................................
Pameco Corporation #                   1,000         17,750
---------------------------------------------------------
ELECTRONICS -- 2.3%
 ...........................................................
Avnet, Inc.                              400         23,000
 ...........................................................
EG&G, Inc.                             1,000         22,500
 ............................................     ----------
                                                     45,500
---------------------------------------------------------
FOODS -- 1.0%
 ...........................................................
Dean Foods Company                       500         20,188
---------------------------------------------------------
HEALTHCARE -- DRUGS -- 2.1%
 ...........................................................
Bergen Brunswig
  Corporation -- Class A               1,250         34,844
 ...........................................................
McKesson Corporation                     100          7,750
 ............................................     ----------
                                                     42,594
---------------------------------------------------------
HEALTHCARE SERVICES & SUPPLIES -- 0.8%
 ...........................................................
Apria Healthcare Group, Inc. #           900         15,975
---------------------------------------------------------
HOSPITAL/HEALTHCARE MANAGEMENT -- 1.8%
 ...........................................................
Foundation Health Systems,
  Inc. -- Class A #                      900         27,281
 ...........................................................
Medaphis Corporation #                   800          8,050
 ............................................     ----------
                                                     35,331
---------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES -- 2.5%
 ...........................................................
Whirlpool Corporation                    900         49,106
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
MID-CAP FUND

                                     Shares        Value
---------------------------------------------------------
INSURANCE -- 6.1%
 ...........................................................
Harleysville Group, Inc.                 900    $    34,087
 ...........................................................
IPC Holdings Limited                   1,300         35,100
 ...........................................................
Ohio Casualty Corporation                500         22,000
 ...........................................................
St. Paul Companies, Inc.                 400         30,500
 ............................................     ----------
                                                    121,687
---------------------------------------------------------
MACHINERY -- 2.2%
 ...........................................................
New Holland N.V.                       1,600         43,800
---------------------------------------------------------
METALS & MINING -- 2.1%
 ...........................................................
Reynolds Metals Company                  600         42,750
---------------------------------------------------------
NATURAL GAS -- 1.7%
 ...........................................................
Equitable Resources, Inc.                600         17,025
 ...........................................................
MCN Energy Group, Inc.                   500         15,312
 ............................................     ----------
                                                     32,337
---------------------------------------------------------
OIL & GAS SERVICES -- 2.9%
 ...........................................................
Tidewater, Inc.                        1,300         57,200
---------------------------------------------------------
PAPER -- 3.2%
 ...........................................................
Chesapeake Corporation                   900         30,375
 ...........................................................
Consolidated Papers, Inc.                600         32,400
 ............................................     ----------
                                                     62,775
---------------------------------------------------------
PRINTING & PUBLISHING -- 1.7%
 ...........................................................
Readers Digest Association, Inc.       1,200         34,425
---------------------------------------------------------
PROFESSIONAL SERVICES -- 1.8%
 ...........................................................
Olsten Corporation                     1,800         34,988
---------------------------------------------------------
RETAIL -- 3.6%
 ...........................................................
Family Dollar Stores, Inc.             1,300         35,425
 ...........................................................
Intimate Brands, Inc.                  1,750         36,750
 ............................................     ----------
                                                     72,175
---------------------------------------------------------
RETAIL - SPECIALTY -- 1.5%
 ...........................................................
AutoZone, Inc. #                       1,250    $    29,453
---------------------------------------------------------
SAVINGS & LOANS -- 3.0%
 ...........................................................
Charter One Financial, Inc.              400         21,550
 ...........................................................
Washington Federal, Inc.               1,030         26,458
 ...........................................................
Washington Mutual, Inc.                  200         11,950
 ............................................     ----------
                                                     59,958
---------------------------------------------------------
STEEL -- 3.2%
 ...........................................................
AK Steel Holding Corporation             800         35,300
 ...........................................................
USX-U.S. Steel Group, Inc.               800         28,050
 ............................................     ----------
                                                     63,350
---------------------------------------------------------
TOBACCO -- 1.6%
 ...........................................................
Universal Corporation                  1,000         31,750
---------------------------------------------------------
TRANSPORTATION - AIR -- 2.0%
 ...........................................................
ASA Holdings, Inc.                     1,400         40,075
---------------------------------------------------------
TRANSPORTATION - MARINE -- 2.1%
 ...........................................................
Teekay Shipping Corporation            1,200         41,475
---------------------------------------------------------
TRAVEL & RECREATION -- 2.5%
 ...........................................................
Royal Caribbean Cruises, Ltd.          1,400         48,913
---------------------------------------------------------
TRUCKING -- 1.7%
 ...........................................................
Ryder System, Inc.                     1,000         33,000
---------------------------------------------------------
UTILITY-ELECTRIC -- 2.5%
 ...........................................................
DTE Energy Company                       600         16,575
 ...........................................................
Illinova Corporation                   1,500         33,000
 ............................................     ----------
                                                     49,575
---------------------------------------------------------
Total common stocks
  (cost $1,680,835)                               1,875,031
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
MID-CAP FUND

VARIABLE RATE
DEMAND NOTES*                       Principal
 -- 5.1%                             Amount        Value
---------------------------------------------------------
Pitney Bowes, Inc., 5.2551%         $102,418    $   102,418
 ............................................     ----------
Total variable rate demand notes                    102,418
  (cost $102,418)
---------------------------------------------------------
Total investments -- 99.5% (cost
  $1,783,253)                                     1,977,449
 ...........................................................
Other assets in excess of
  liabilities -- 0.5%                                 9,748
 ...........................................................
Total net assets -- 100.0%                      $ 1,987,197
---------------------------------------------------------

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1997.

ADR -- American Depository Receipts.

# Non-income producing security.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
SMALL CAP FUND

     COMMON STOCKS -- 93.5%          Shares        Value
---------------------------------------------------------
AUTO PARTS -- 1.4%
 ...........................................................
APS Holding Corporation -- Class
  A #                                 43,000    $   376,250
---------------------------------------------------------
BUILDING MATERIALS -- 4.3%
 ...........................................................
Giant Cement Holding, Inc. #          25,100        470,625
 ...........................................................
NCI Building Systems, Inc. #          21,700        702,538
 ............................................     ----------
                                                  1,173,163
---------------------------------------------------------
CHEMICALS -- 1.7%
 ...........................................................
The Carbide/Graphite Group, Inc.
  #                                   20,000        465,000
---------------------------------------------------------
COMMUNICATIONS & MEDIA -- 9.9%
 ...........................................................
Century Communications
  Corporation, Class A #              70,000        376,250
 ...........................................................
Groupe AB SA ADR #                   142,500      1,211,250
 ...........................................................
Octel Communications Corporation
  #                                   29,200        684,375
 ...........................................................
Teltrend, Inc. #                       8,700        127,238
 ...........................................................
VTEL Corporation #                    56,000        336,000
 ............................................     ----------
                                                  2,735,113
---------------------------------------------------------
COMMUNICATIONS EQUIPMENT/MANUFACTURERS -- 2.2%
 ...........................................................
Channell Commercial Corporation #     45,200        610,200
---------------------------------------------------------
COMPUTERS -- 6.9%
 ...........................................................
Applied Magnetics Corporation #       21,500        486,437
 ...........................................................
Exabyte Corporation #                 41,700        534,281
 ...........................................................
Key Tronic Corporation #              23,000        112,125
 ...........................................................
MICROS Systems, Inc. #                18,100        760,200
 ............................................     ----------
                                                  1,893,043
---------------------------------------------------------
COMPUTER SERVICES -- 0.8%
 ...........................................................
AMX Corporation #                     40,000        230,000
---------------------------------------------------------
COMPUTER SYSTEMS -- 2.2%
 ...........................................................
VLSI Technology, Inc. #               26,000        614,250
---------------------------------------------------------
HEALTHCARE -
  MISCELLANEOUS -- 3.1%
 ...........................................................
Healthcare Services Group, Inc. #     70,000        840,000
---------------------------------------------------------
HEALTHCARE SERVICES & SUPPLIES -- 1.7%
 ...........................................................
Apria Healthcare Group, Inc. #        27,100        481,025
---------------------------------------------------------
HOMEBUILDERS -- 1.8%
 ...........................................................
Del Webb Corporation                  30,000    $   487,500
---------------------------------------------------------
HOSPITAL/HEALTHCARE MANAGEMENT -- 1.7%
 ...........................................................
Integrated Health Services, Inc.      12,000        462,000
---------------------------------------------------------
INSURANCE -- 7.0%
 ...........................................................
FPIC Insurance Group, Inc. #          36,100        812,250
 ...........................................................
Omni Insurance Group, Inc. #          35,000        437,500
 ...........................................................
Philadelphia Consolidated Holding
  Corporation #                       20,000        680,000
 ............................................     ----------
                                                  1,929,750
---------------------------------------------------------
MACHINERY -- 6.5%
 ...........................................................
Gleason Corporation                   14,400        669,600
 ...........................................................
Special Devices, Inc. #               36,100        568,575
 ...........................................................
OmniQuip International, Inc. #        23,700        548,063
 ............................................     ----------
                                                  1,786,238
---------------------------------------------------------
METALS & MINING -- 1.9%
 ...........................................................
Northwest Pipe Company #              28,900        531,038
---------------------------------------------------------
OIL EXPLORATION & PRODUCTION -- 4.8%
 ...........................................................
Abraxas Petroleum Corporation #       57,800        742,369
 ...........................................................
Trico Marine Services, Inc. #         26,200        571,488
 ............................................     ----------
                                                  1,313,857
---------------------------------------------------------
OIL & GAS DRILLING -- 1.6%
 ...........................................................
Coho Energy, Inc. #                   41,300        438,812
---------------------------------------------------------
OIL-SERVICES -- 2.3%
 ...........................................................
Stolt Comex Seaway, S.A. # FS         24,600        624,225
---------------------------------------------------------
REAL ESTATE -- 10.0%
 ...........................................................
Brandywine Realty Trust               35,500        718,875
 ...........................................................
MGI Properties, Inc.                  36,100        796,456
 ...........................................................
Redwood Trust, Inc.                   21,500      1,005,125
 ...........................................................
Vistana, Inc. #                       15,000        232,500
 ............................................     ----------
                                                  2,752,956
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
SMALL CAP FUND

                                      Shares          Value
---------------------------------------------------------
RETAIL - FOOD CHAINS -- 3.1%
 ...........................................................
Dominick's Supermarkets, Inc. #       31,900    $   849,337
---------------------------------------------------------
RETAIL - JEWELRY -- 3.3%
 ...........................................................
Friedman's, Inc. #                    40,100        917,287
---------------------------------------------------------
SAVINGS & LOANS -- 6.8%
 ...........................................................
Coastal Bancorp, Inc.                 25,000        743,750
 ...........................................................
Poughkeepsie Financial
  Corporation                         60,000        438,750
 ...........................................................
Washington Federal, Inc.              26,395        678,022
 ............................................     ----------
                                                  1,860,522
---------------------------------------------------------
STEEL FABRICATOR -- 3.0%
 ...........................................................
Citation Corporation #                48,410        829,021
---------------------------------------------------------
TELECOMMUNICATIONS -- 2.4%
 ...........................................................
Applied Voice Technology, Inc. #      12,000        222,000
 ...........................................................
Celeritek, Inc. #                     36,100        451,250
 ............................................     ----------
                                                    673,250
---------------------------------------------------------
TRANSPORTATION - AIR FREIGHT -- 1.3%
 ...........................................................
AirNet Systems, Inc. #                21,700        355,338
---------------------------------------------------------
TRANSPORTATION - MARINE -- 1.8%
 ...........................................................
Knightsbridge Tankers Ltd.            20,000        505,000
---------------------------------------------------------
Total common stocks (cost
  $20,886,740)                                   25,734,175
---------------------------------------------------------

VARIABLE RATE
DEMAND NOTES*                       Principal
-- 5.2%                              Amount        Value
---------------------------------------------------------
General Mills, Inc., 5.245%         $440,000    $   440,000
 ...........................................................
Pitney Bowes, Inc., 5.2551%          512,787        512,787
 ...........................................................
Warner-Lambert Co., 5.226%           482,329        482,329
 ............................................     ----------
Total variable rate demand notes                  1,435,116
  (cost $1,435,116)
---------------------------------------------------------
Total investments -- 98.7%
  (cost $22,321,856)                             27,169,291
 ...........................................................
Other assets in excess of
  liabilities -- 1.3%                               360,910
 ............................................     ----------
                                                $27,530,201
Total net assets -- 100.0%
---------------------------------------------------------

# Non-income producing security.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1997.

FS -- Foreign Security.

ADR -- American Depository Receipts.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL FUND

COMMON STOCKS -- 92.5%
---------------------------------------------------------
AUSTRALIA -- 4.0%                     Shares           Value
---------------------------------------------------------
BANKS -- 1.6%
 ............................................................
Australia and New Zealand
  Banking Group, Ltd.              1,945,800    $ 14,431,095
---------------------------------------------------------
BUILDING MATERIALS -- 0.7%
 ............................................................
Pioneer International, Ltd.        1,690,000       6,482,202
---------------------------------------------------------
INSURANCE -- 0.9%
 ............................................................
GIO Australia Holdings, Ltd.       1,791,583       5,502,838
 ............................................................
QBE Insurance Group, Ltd.            400,807       2,402,101
 ............................................     -----------
                                                   7,904,939
---------------------------------------------------------
RETAIL -- 0.8%
 ............................................................
Davids, Ltd.                       7,567,476       6,576,199
 ............................................     -----------
                                                  35,394,435
Total Australia
---------------------------------------------------------
AUSTRIA -- 1.0%
---------------------------------------------------------
STEEL -- 1.0%
 ............................................................
Boehler-Uddeholm AG                  117,000       9,074,863
 ............................................     -----------
                                                   9,074,863
Total Austria
---------------------------------------------------------
CANADA -- 5.5%
---------------------------------------------------------
BANKS -- 2.2%
 ............................................................
Bank of Nova Scotia                  190,038       8,334,039
 ............................................................
Canadian Imperial Bank of
  Commerce                           458,180      11,557,798
 ............................................     -----------
                                                  19,891,837
---------------------------------------------------------
DIVERSIFIED INDUSTRIALS -- 1.3%
 ............................................................
Imasco, Ltd.                         402,400      11,667,497
---------------------------------------------------------
METALS & MINERALS -- 1.0%
 ............................................................
Noranda, Inc.                        395,790       8,535,157
---------------------------------------------------------
RAILROADS -- 1.0%
 ............................................................
Canadian National Railway
  Company                            201,000       8,771,064
 ............................................     -----------
                                                  48,865,555
Total Canada
---------------------------------------------------------
FINLAND -- 1.7%                       Shares           Value
---------------------------------------------------------
FOREST PRODUCTS & PAPER -- 1.3%
 ............................................................
UPM-Kymmene Corporation OY           492,200    $ 11,371,022
---------------------------------------------------------
MACHINERY -- 0.4%
 ............................................................
The Rauma Group OY                   168,950       3,870,631
 ............................................     -----------
                                                  15,241,653
Total Finland
---------------------------------------------------------
FRANCE -- 5.6%
---------------------------------------------------------
BEVERAGES -- 1.7%
 ............................................................
Pernod-Ricard SA                     292,198      15,080,386
---------------------------------------------------------
BUILDING MATERIALS & COMPONENTS -- 1.3%
 ............................................................
LaFarge SA                           178,280      11,098,968
---------------------------------------------------------
OIL & GAS -- 1.1%
 ............................................................
Elf Aquitaine SA                      88,000       9,503,083
---------------------------------------------------------
STEEL -- 1.1%
 ............................................................
Usinor Sacilor SA                    561,930      10,145,668
---------------------------------------------------------
TOBACCO -- 0.4%
 ............................................................
SEITA SA                             122,335       3,875,754
 ............................................     -----------
                                                  49,703,859
Total France
---------------------------------------------------------
GERMANY -- 3.2%
---------------------------------------------------------
BANKS -- 1.6%
 ............................................................
Commerzbank AG                       485,960      13,888,284
---------------------------------------------------------
CHEMICALS -- 0.8%
 ............................................................
Bayer AG                             185,000       7,134,438
---------------------------------------------------------
MANUFACTURING -- 0.8%
 ............................................................
Buderus AG                            13,500       7,499,423
 ............................................     -----------
                                                  28,522,145
Total Germany
---------------------------------------------------------
HONG KONG -- 7.5%
---------------------------------------------------------
BANKS -- 1.2%
 ............................................................
HSBC Holdings PLC                    372,800      11,211,985
---------------------------------------------------------
PRINTING & PUBLISHING -- 0.7%
 ............................................................
South China Morning Post
  (Holdings), Ltd.                 6,010,000       5,895,746
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL FUND

                                    Shares         Value
---------------------------------------------------------
RETAIL -- SPECIALTY -- 1.0%
 ............................................................
Dickson Concepts International,
  Ltd.                             2,375,000    $  8,644,969
---------------------------------------------------------
REAL ESTATE DEVELOPMENT -- 1.9%
 ............................................................
Hang Lung Development Company      4,888,000       8,959,221
 ............................................................
New World Development Co., Ltd.    1,305,000       7,782,214
 ............................................      ----------
                                                  16,741,435
---------------------------------------------------------
UTILITY -- ELECTRIC -- 1.7%
 ............................................................
China Light & Power Company,
  Ltd.                             2,718,000      15,401,558
---------------------------------------------------------
UTILITY -- TELECOMMUNICATIONS -- 1.0%
 ............................................................
Hong Kong Telecommunications,
  Ltd.                             3,807,200       9,091,344
 ............................................     -----------
                                                  66,987,037
Total Hong Kong
---------------------------------------------------------
IRELAND -- 1.4%
---------------------------------------------------------
PAPER -- 1.4%
 ............................................................
Jefferson Smurfit Group PLC        4,409,000      12,770,814
 ............................................     -----------
                                                  12,770,814
Total Ireland
---------------------------------------------------------
ITALY -- 1.9%
---------------------------------------------------------
ENGINEERING &
  CONSTRUCTION -- 0.5%
 ............................................................
Danieli & Company                  1,236,000       4,322,186
---------------------------------------------------------
OIL & GAS -- 1.4%
 ............................................................
ENI                                2,311,750      13,077,045
 ............................................     -----------
                                                  17,399,231
Total Italy
---------------------------------------------------------
JAPAN -- 11.5%
---------------------------------------------------------
AUTOS & TRUCKS -- 1.3%
 ............................................................
Bridgestone Corporation              165,000       3,835,532
 ............................................................
Suzuki Motor Corporation             647,000       8,198,460
 ............................................     -----------
                                                  12,033,992
---------------------------------------------------------
BUILDING MATERIAL & COMPONENTS -- 1.4%
 ............................................................
Sekisui Chemical Co., Ltd.         1,198,000      12,144,364
---------------------------------------------------------
                                    Shares         Value
---------------------------------------------------------
ELECTRICAL MACHINERY -- 2.7%
 ............................................................
Nichicon Corporation               1,110,000    $ 15,035,389
 ............................................................
Sony Corporation                      99,400       8,677,844
 ............................................     -----------
                                                  23,713,233
---------------------------------------------------------
ELECTRONIC COMPONENTS -- 1.7%
 ............................................................
Nintendo Co., Ltd.                   184,400      15,470,065
---------------------------------------------------------
FINANCIAL SERVICES -- 1.8%
 ............................................................
Promise Company, Ltd.                279,700      16,034,532
---------------------------------------------------------
IRON/STEEL -- 1.0%
 ............................................................
Yodogawa Steel Works               1,398,000       8,551,951
---------------------------------------------------------
PHARMACEUTICALS -- 0.5%
 ............................................................
Terumo Corporation                   259,000       4,956,828
---------------------------------------------------------
RESTAURANTS -- 0.6%
 ............................................................
MOS Food Services                    269,000       4,983,657
---------------------------------------------------------
TRANSPORTATION EQUIPMENT -- 0.5%
 ............................................................
Koito Manufacturing Co., Ltd.        576,000       4,409,472
 ............................................     -----------
                                                 102,298,094
Total Japan
---------------------------------------------------------
MALAYSIA -- 2.7%
---------------------------------------------------------
BUILDING MATERIALS -- 0.3%
 ............................................................
Kedah Cement Holdings Berhad       1,495,000       2,333,713
---------------------------------------------------------
FINANCIAL SERVICES -- 0.7%
 ............................................................
Arab Malaysia Finance Berhad       2,751,000       5,831,152
---------------------------------------------------------
TRAVEL & RECREATION -- 1.2%
 ............................................................
Genting Berhad                     2,258,900      10,829,099
---------------------------------------------------------
TRUCKING & SHIPPING -- 0.5%
 ............................................................
Malaysia International Shipping
  Berhad                           1,838,000       4,769,763
 ............................................     -----------
                                                  23,763,727
Total Malaysia
---------------------------------------------------------
NETHERLANDS -- 7.0%
---------------------------------------------------------
BANKS -- 2.6%
 ............................................................
ABN Amro Holding N.V.                550,000      10,273,962
 ............................................................
ING Groep N.V.                       281,250      12,990,782
 ............................................     -----------
                                                  23,264,744
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL FUND

                                    Shares         Value
---------------------------------------------------------
CHEMICALS -- 1.5%
 ............................................................
Akzo Nobel N.V.                       96,275    $ 13,217,825
---------------------------------------------------------
CONSTRUCTION & HOUSING -- 1.0%
 ............................................................
Hollandsche Beton Groep N.V.          38,150       8,717,176
---------------------------------------------------------
INSURANCE -- 0.9%
 ............................................................
Fortis Amev N.V.                     173,191       7,725,577
---------------------------------------------------------
TELECOMMUNICATIONS -- 1.0%
 ............................................................
Koninklije PTT Nederland N.V.        238,700       9,380,745
 ............................................     -----------
                                                  62,306,067
Total Netherlands
---------------------------------------------------------
NEW ZEALAND -- 0.9%
---------------------------------------------------------
BUILDING MATERIALS -- 0.9%
 ............................................................
Fletcher Challenge Building        2,542,500       7,633,453
---------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.0%
 ............................................................
Fletcher Challenge Forest            101,700         147,500
 ............................................     -----------
                                                   7,780,953
Total New Zealand
---------------------------------------------------------
NORWAY -- 2.4%
---------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 1.3%
 ............................................................
Kvaerner ASA - Class A               192,500      11,661,813
---------------------------------------------------------
PHARMACEUTICALS & HEALTHCARE -- 1.1%
 ............................................................
Nycomed ASA - Class B                667,789       9,532,290
 ............................................     -----------
                                                  21,194,103
Total Norway
---------------------------------------------------------
SINGAPORE -- 2.0%
---------------------------------------------------------
DIVERSIFIED INDUSTRIES -- 2.0%
 ............................................................
Jardine Matheson Holdings, Ltd.    2,436,600      17,299,860
 ............................................     -----------
                                                  17,299,860
Total Singapore
---------------------------------------------------------
SOUTH KOREA -- 0.6%
---------------------------------------------------------
BANKS -- 0.6%
 ............................................................
Cho Hung Bank Co., Ltd. GDR          742,500       5,383,125
 ............................................     -----------
                                                   5,383,125
Total South Korea
---------------------------------------------------------
SPAIN -- 3.8%
---------------------------------------------------------
BANKS -- 1.5%
 ............................................................
Banco Santander SA                   423,000      13,057,858
---------------------------------------------------------
OIL -- INTERNATIONAL -- 1.4%
 ............................................................
Repsol SA                            282,700    $ 11,975,388
---------------------------------------------------------
TELECOMMUNICATIONS -- 0.9%
 ............................................................
Telefonica de Espana SA              290,000       8,400,078
 ............................................     -----------
                                                  33,433,324
Total Spain
---------------------------------------------------------
SWEDEN -- 1.1%
---------------------------------------------------------
APPLIANCES -- 0.4%
 ............................................................
Electrolux AB - Class B               42,480       3,065,530
---------------------------------------------------------
DIVERSIFIED -- 0.7%
 ............................................................
Marieberg Tidnings AB -- Class
  A                                  263,000       6,530,460
 ............................................     -----------
                                                   9,595,990
Total Sweden
---------------------------------------------------------
SWITZERLAND -- 7.2%
---------------------------------------------------------
BUILDING MATERIALS -- 0.6%
 ............................................................
Sarna Kunststoff Holding AG
  "registered"                         5,080       5,052,646
---------------------------------------------------------
FOOD PRODUCERS -- 1.6%
 ............................................................
Nestle SA "registered"                11,037      14,581,241
---------------------------------------------------------
INSURANCE -- 1.9%
 ............................................................
Swiss Reinsurance Co.
  "registered"                        11,900      16,855,987
---------------------------------------------------------
MACHINERY & EQUIPMENT -- 2.5%
 ............................................................
SIG Schweizerische Industrie --
  Gesellschaft Holding AG              3,010       9,136,228
 ............................................................
Sulzer AG "registered" (P.C.)         14,750      12,647,049
 ............................................     -----------
                                                  21,783,277
---------------------------------------------------------
MEDICAL PRODUCTS -- 0.0%
 ............................................................
Sulzer Medica AG "registered"
  rights #                            14,750               0
---------------------------------------------------------
PHARMACEUTICALS & HEALTHCARE -- 0.6%
 ............................................................
Novartis AG "registered"               3,520       5,635,477
 ............................................     -----------
                                                  63,908,628
Total Switzerland
---------------------------------------------------------
UNITED KINGDOM -- 21.5%
---------------------------------------------------------
APPAREL & TEXTILES -- 1.6%
 ............................................................
Coats Viyella PLC                  6,715,850      14,250,916
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
INTERNATIONAL FUND

                                    Shares         Value
---------------------------------------------------------
BANKS -- 2.2%
 ............................................................
Abbey National PLC                   395,309    $  5,394,885
 ............................................................
National Westminster Bank PLC      1,081,300      14,531,831
 ............................................     -----------
                                                  19,926,716
---------------------------------------------------------
BUILDING MATERIALS -- 2.3%
 ............................................................
Hanson PLC                         2,006,597       9,968,645
 ............................................................
Redland PLC                        1,908,200      10,813,658
 ............................................     -----------
                                                  20,782,303
---------------------------------------------------------
BUSINESS SERVICES -- 1.0%
 ............................................................
Lex Service PLC                    1,367,300       8,567,624
---------------------------------------------------------
DIVERSIFIED INDUSTRIALS -- 2.8%
 ............................................................
BTR PLC                            4,424,000      15,130,684
 ............................................................
Harrisons & Crosfield PLC          5,114,900       9,449,128
 ............................................     -----------
                                                  24,579,812
---------------------------------------------------------
FOOD & BEVERAGES -- 1.7%
 ............................................................
Allied Domecq PLC                  2,154,530      15,472,659
---------------------------------------------------------
FOOD PRODUCERS -- 1.3%
 ............................................................
Hillsdown Holdings PLC             3,015,500       8,481,597
 ............................................................
Tate & Lyle PLC                      395,700       2,940,486
 ............................................     -----------
                                                  11,422,083
---------------------------------------------------------
INSURANCE -- 1.2%
 ............................................................
Commercial Union PLC               1,008,700      10,601,492
---------------------------------------------------------
RETAIL -- 1.4%
 ............................................................
Safeway PLC                        2,148,250      12,424,280
---------------------------------------------------------
TOBACCO -- 1.6%
 ............................................................
B.A.T Industries PLC               1,560,000      13,955,156
---------------------------------------------------------
UTILITY -- ELECTRIC -- 2.1%
 ............................................................
Energy Group PLC                     513,610       5,479,275
 ............................................................
Powergen PLC                       1,080,000      12,851,725
 ............................................     -----------
                                                  18,331,000
---------------------------------------------------------
UTILITY -- GAS -- 0.6%
 ............................................................
BG PLC                             1,400,000       5,149,344
---------------------------------------------------------
UTILITY -- WATER -- 1.7%
 ............................................................
Hyder PLC                          1,129,000    $ 15,266,832
 ............................................     -----------
                                                 190,730,217
Total United Kingdom
 ............................................................
Total common stocks                              821,653,680
  (cost $699,164,546)
---------------------------------------------------------

                                  Principal
SHORT-TERM INVESTMENTS -- 7.6%     Amount
---------------------------------------------------------
CERTIFICATES OF
DEPOSIT -- 3.1%
---------------------------------------------------------
Structured Product Asset
  Return Certificate Trust,
  5.8375%, 7/28/97               $27,500,000      27,500,000
---------------------------------------------------------
COMMERCIAL PAPER -- 4.4%
---------------------------------------------------------
Levi Strauss, 5.80%, 7/09/1997    11,000,000      10,985,822
 ............................................................
Lockheed Martin Corporation,
  5.82%, 7/01/1997                18,491,000      18,491,000
 ............................................................
Praxair, Inc., 5.68%,
  7/01/1997                       10,000,000      10,000,000
 ............................................
                                                 -----------
                                                  39,476,822
---------------------------------------------------------
MUTUAL FUNDS -- 0.1%
---------------------------------------------------------
Vista Institutional Prime
  Money Market Fund                1,156,477       1,156,477
 ............................................
Total short-term investments
  (cost $68,133,299)                              68,133,299
---------------------------------------------------------
Total investments -- 100.1%
  (cost $767,297,845)                            889,786,979
 ............................................................
Liabilities in excess of other
  assets -- (0.1)%                                (1,258,534)
 ............................................
                                                 -----------
Total net assets -- 100.0%                      $888,528,445
---------------------------------------------------------

# Non-income producing security.

P.C. -- Participation Certificates.

GDR -- Global Depository Receipts.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
GLOBAL EQUITY FUND

COMMON STOCKS -- 93.2%
---------------------------------------------------------
AUSTRALIA -- 0.9%                     Shares           Value
---------------------------------------------------------
BANKS -- 0.9%
 ............................................................
Australia & New Zealand Banking
  Group, Ltd.                          4,690    $     34,784
 ............................................     -----------
                                                      34,784
Total Australia
---------------------------------------------------------
CANADA -- 0.7%
---------------------------------------------------------
METALS & MINERALS -- 0.7%
 ............................................................
Noranda, Inc.                          1,165          25,123
 ............................................     -----------
                                                      25,123
Total Canada
---------------------------------------------------------
FINLAND -- 2.5%
---------------------------------------------------------
FOREST PRODUCTS & PAPER -- 1.7%
 ............................................................
UPM-Kymmene Corporation OY             2,640          60,990
---------------------------------------------------------
MACHINERY -- 0.8%
 ............................................................
The Rauma Group OY                     1,356          31,066
 ............................................     -----------
                                                      92,056
Total Finland
---------------------------------------------------------
FRANCE -- 3.9%
---------------------------------------------------------
BEVERAGES -- 2.0%
 ............................................................
Pernod-Ricard SA                       1,440          74,319
---------------------------------------------------------
STEEL -- 0.9%
 ............................................................
Usinor Sacilor SA                      1,830          33,041
---------------------------------------------------------
TOBACCO -- 1.0%
 ............................................................
SEITA SA                               1,192          37,764
 ............................................     -----------
                                                     145,124
Total France
---------------------------------------------------------
GERMANY -- 1.2%
---------------------------------------------------------
BANKS -- 1.2%
 ............................................................
Commerzbank AG                         1,500          42,869
 ............................................     -----------
                                                      42,869
Total Germany
---------------------------------------------------------
HONG KONG -- 4.7%
---------------------------------------------------------
FINANCIAL SERVICES -- 2.3%
 ............................................................
Manhattan Card Company, Ltd.         186,000          84,630
---------------------------------------------------------
UTILITY-ELECTRIC -- 1.5%
 ............................................................
China Light & Power Company,
  Ltd.                                10,000          56,665
---------------------------------------------------------
UTILITY -- TELECOMMUNICATIONS -- 0.9%
 ............................................................
Hong Kong Telecommunications,
  Ltd.                                14,800    $     35,341
 ............................................     -----------
                                                     176,636
Total Hong Kong
---------------------------------------------------------
IRELAND -- 1.4%
---------------------------------------------------------
PAPER -- 1.4%
 ............................................................
Jefferson Smurfit Group PLC           18,000          52,138
 ............................................     -----------
                                                      52,138
Total Ireland
---------------------------------------------------------
ITALY -- 1.4%
---------------------------------------------------------
OIL & GAS -- 1.4%
 ............................................................
ENI                                    9,000          50,911
 ............................................     -----------
                                                      50,911
Total Italy
---------------------------------------------------------
JAPAN -- 12.7%
---------------------------------------------------------
BUILDING MATERIAL & COMPONENTS -- 2.7%
 ............................................................
Sekisui Chemical Co., Ltd.            10,000         101,372
---------------------------------------------------------
ELECTRICAL MACHINERY -- 2.2%
 ............................................................
Nichicon Corporation                   6,000          81,272
---------------------------------------------------------
ELECTRONIC COMPONENTS -- 2.7%
 ............................................................
Nintendo Co., Ltd.                     1,200         100,673
---------------------------------------------------------
FINANCIAL SERVICES -- 3.1%
 ............................................................
Promise Company, Ltd.                  2,000         114,655
---------------------------------------------------------
RESTAURANTS -- 2.0%
 ............................................................
MOS Food Services                      4,000          74,106
 ............................................     -----------
                                                     472,078
Total Japan
---------------------------------------------------------
MALAYSIA -- 2.6%
---------------------------------------------------------
FINANCIAL SERVICES -- 1.8%
 ............................................................
Public Finance Berhad                 44,000          67,639
---------------------------------------------------------
TRAVEL & RECREATION -- 0.8%
 ............................................................
Genting Berhad                         6,100          29,243
 ............................................     -----------
                                                      96,882
Total Malaysia
---------------------------------------------------------
NETHERLANDS -- 2.9%
---------------------------------------------------------
BANKS -- 1.3%
 ............................................................
ABN Amro Holding N.V.                  2,565          47,914
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
GLOBAL EQUITY FUND

                                      Shares           Value
---------------------------------------------------------
CHEMICALS -- 1.6%
 ............................................................
Akzo Nobel N.V.                          450    $     61,782
 ............................................     -----------
                                                     109,696
Total Netherlands
---------------------------------------------------------
NORWAY -- 1.9%
---------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 1.0%
 ............................................................
Kvaerner ASA -- Class A                  598          36,227
---------------------------------------------------------
PHARMACEUTICALS & HEALTHCARE -- 0.9%
 ............................................................
Nycomed ASA -- Class B                 2,400          34,259
 ............................................     -----------
                                                      70,486
Total Norway
---------------------------------------------------------
SINGAPORE -- 2.7%
---------------------------------------------------------
DIVERSIFIED -- 2.7%
 ............................................................
Jardine Matheson Holdings, Ltd.       14,000          99,400
 ............................................     -----------
                                                      99,400
Total Singapore
---------------------------------------------------------
SPAIN -- 1.9%
---------------------------------------------------------
OIL-INTERNATIONAL -- 1.9%
 ............................................................
Repsol SA                              1,700          72,013
 ............................................     -----------
                                                      72,013
Total Spain
---------------------------------------------------------
SWEDEN -- 1.7%
---------------------------------------------------------
APPLIANCES -- 0.5%
 ............................................................
Electrolux AB -- Class B                 240          17,319
---------------------------------------------------------
DIVERSIFIED -- 1.2%
 ............................................................
Marieberg Tidnings AB -- Class  A      1,860          46,185
 ............................................     -----------
                                                      63,504
Total Sweden
---------------------------------------------------------
SWITZERLAND -- 6.9%
---------------------------------------------------------
BUILDING MATERIALS -- 1.6%
 ............................................................
Forbo Holding AG "registered"            135          58,339
---------------------------------------------------------
FOOD PRODUCERS -- 1.3%
 ............................................................
Nestle SA "registered"                    38          50,203
---------------------------------------------------------
INSURANCE -- 2.6%
 ............................................................
Swiss Reinsurance Co.
  "registered"                            69          97,736
---------------------------------------------------------
MACHINERY & EQUIPMENT -- 1.4%
 ............................................................
Sulzer AG "registered" (P.C.)             60          51,446
---------------------------------------------------------
MEDICAL PRODUCTS -- 0.0%
 ............................................................
Sulzer Medica AG "registered"
  rights #                                60    $          0
 ............................................     -----------
                                                     257,724
Total Switzerland
---------------------------------------------------------
UNITED KINGDOM -- 18.7%
---------------------------------------------------------
APPAREL & TEXTILES -- 1.6%
 ............................................................
Coats Viyella PLC                     28,850          61,219
---------------------------------------------------------
BANKS -- 1.3%
 ............................................................
National Westminster Bank PLC          3,600          48,381
---------------------------------------------------------
BUILDING MATERIALS -- 2.2%
 ............................................................
Redland PLC                           14,400          81,604
---------------------------------------------------------
BUSINESS SERVICES -- 1.8%
 ............................................................
Lex Service PLC                       10,900          68,300
---------------------------------------------------------
DIVERSIFIED INDUSTRIALS -- 3.8%
 ............................................................
BTR PLC                               23,675          80,972
 ............................................................
Harrisons & Crosfield PLC             32,000          59,116
 ............................................     -----------
                                                     140,088
---------------------------------------------------------
FOOD & BEVERAGES -- 1.7%
 ............................................................
Allied Domecq PLC                      8,760          62,910
---------------------------------------------------------
FOOD PRODUCERS -- 0.8%
 ............................................................
Tate & Lyle PLC                        4,190          31,136
---------------------------------------------------------
INSURANCE -- 1.1%
 ............................................................
Commercial Union PLC                   4,000          42,040
---------------------------------------------------------
RETAIL -- 1.8%
 ............................................................
Safeway PLC                           11,300          65,353
---------------------------------------------------------
UTILITY -- ELECTRIC -- 1.4%
 ............................................................
Powergen PLC                           4,400          52,359
---------------------------------------------------------
UTILITY -- WATER -- 1.2%
 ............................................................
Hyder PLC                              3,350          45,300
 ............................................     -----------
                                                     698,690
Total United Kingdom
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
GLOBAL EQUITY FUND

    UNITED STATES -- 24.5%          Shares         Value
---------------------------------------------------------
AUTOS & TRUCKS -- 1.0%
 ............................................................
General Motors Corporation               670    $     37,311
---------------------------------------------------------
BUILDING & FOREST PRODUCTS -- 1.0%
 ............................................................
Weyerhaeuser Company                     700          36,400
---------------------------------------------------------
CHEMICALS -- 2.0%
 ............................................................
Eastman Chemical Company               1,200          76,200
---------------------------------------------------------
CONSUMER PRODUCTS -- 1.3%
 ............................................................
Tupperware Corporation                 1,370          50,005
---------------------------------------------------------
ELECTRONICS -- 0.7%
 ............................................................
EG&G, Inc.                             1,100          24,750
---------------------------------------------------------
FINANCIAL SERVICES -- 1.2%
 ............................................................
Beneficial Corporation                   600          42,637
---------------------------------------------------------
INSURANCE -- 2.7%
 ............................................................
Safeco Corporation                       700          32,681
 ............................................................
St. Paul Companies, Inc.                 450          34,313
 ............................................................
TIG Holdings, Inc.                     1,100          34,375
 ............................................     -----------
                                                     101,369
---------------------------------------------------------
MACHINERY -- 2.9%
 ............................................................
New Holland N.V.                       3,900         106,763
---------------------------------------------------------
METALS & MINING -- 2.2%
 ............................................................
Aluminum Company of America            1,100          82,912
---------------------------------------------------------
OIL -- DOMESTIC -- 2.0%
 ............................................................
Occidental Petroleum
  Corporation                          2,950    $     73,934
---------------------------------------------------------
RETAIL -- 2.4%
 ............................................................
Intimate Brands, Inc.                  4,300          90,300
---------------------------------------------------------
SAVINGS & LOANS -- 1.4%
 ............................................................
Great Western Financial
  Corporation                          1,000          53,750
---------------------------------------------------------
TOBACCO -- 2.5%
 ............................................................
Philip Morris Companies, Inc.          2,100          93,188
---------------------------------------------------------
UTILITY -- ELECTRIC -- 1.2%
 ............................................................
Illinova Corporation                   2,100          46,200
 ............................................     -----------
                                                     915,719
Total United States
---------------------------------------------------------
Total common stocks
  (cost $3,176,072)                                3,475,833
 ............................................................
Other assets in excess of
  liabilities -- 6.8%                                253,763
 ............................................     -----------
                                                $  3,729,596
Total net assets -- 100.0%
---------------------------------------------------------

# Non-income producing security.

P.C. -- Participation Certificates.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
BALANCED INCOME FUND

COMMON STOCKS -- 36.5%                 Shares       Value
---------------------------------------------------------
AEROSPACE -- 1.0%
 ............................................................
Northrop Grumman Corporation            6,200    $   544,437
 ............................................................
Rockwell International Corporation      6,000        354,000
 .............................................     ----------
                                                     898,437
---------------------------------------------------------
APPAREL & TEXTILES -- 0.2%
 ............................................................
Russell Corporation                     5,400        159,975
---------------------------------------------------------
AUTO-RELATED -- 0.5%
 ............................................................
Dana Corporation                       12,400        471,200
---------------------------------------------------------
AUTOS & TRUCKS -- 1.9%
 ............................................................
Ford Motor Company                     25,500        962,625
 ............................................................
General Motors Corporation             14,000        779,625
 .............................................     ----------
                                                   1,742,250
---------------------------------------------------------
BANKS -- 1.3%
 ............................................................
Comerica, Inc.                          3,500        238,000
 ............................................................
CoreStates Financial Corporation        3,000        164,153
 ............................................................
National City Corporation               6,000        315,000
 ............................................................
Signet Banking Corporation             13,500        486,000
 .............................................     ----------
                                                   1,203,153
---------------------------------------------------------
BEVERAGES -- 0.2%
 ............................................................
Anheuser-Busch Companies, Inc.          5,000        209,687
---------------------------------------------------------
BUILDING & FOREST PRODUCTS -- 0.9%
 ............................................................
Georgia Pacific Corporation             3,700        315,887
 ............................................................
Weyerhaeuser Company                   10,000        520,000
 .............................................     ----------
                                                     835,887
---------------------------------------------------------
BUILDING MATERIALS -- 0.1%
 ............................................................
Hanson PLC ADR                          5,000        125,000
---------------------------------------------------------
CHEMICALS -- 1.5%
 ............................................................
The Dow Chemical Company                6,300    $   548,887
 ............................................................
duPont (E.I.) de Nemours & Company      4,600        289,225
 ............................................................
Eastman Chemical Company                7,200        457,200
 ............................................................
Millennium Chemicals, Inc.              2,142         48,731
 .............................................     ----------
                                                   1,344,043
---------------------------------------------------------
CONSUMER PRODUCTS -- 0.2%
 ............................................................
Tupperware Corporation                  5,700        208,050
---------------------------------------------------------
CONGLOMERATES -- 0.5%
 ............................................................
Tenneco, Inc.                          10,000        451,875
---------------------------------------------------------
FINANCIAL SERVICES -- 1.4%
 ............................................................
Beneficial Corporation                  9,200        653,775
 ............................................................
Household International, Inc.           2,000        234,875
 ............................................................
Transamerica Corporation                4,000        374,250
 .............................................     ----------
                                                   1,262,900
---------------------------------------------------------
HEALTHCARE -- DRUGS -- 1.0%
 ............................................................
American Home Products Corporation      4,000        306,000
 ............................................................
Bristol-Meyers Squibb Company           3,600        291,600
 ............................................................
Merck & Company, Inc.                   2,600        269,100
 .............................................     ----------
                                                     866,700
---------------------------------------------------------
HEALTHCARE -- MEDICAL PRODUCTS -- 0.3%
 ............................................................
Baxter International, Inc.              5,200        271,700
---------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES -- 0.9%
 ............................................................
Whirlpool Corporation                  15,000        818,438
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
BALANCED INCOME FUND

                                       Shares       Value
---------------------------------------------------------
INSURANCE -- 1.9%
 ............................................................
American General Corporation            6,523    $   310,911
 ............................................................
Aon Corporation                         3,100        160,425
 ............................................................
Harleysville Group, Inc.                9,000        340,875
 ............................................................
Safeco Corporation                      9,000        420,188
 ............................................................
St. Paul Companies, Inc.                5,000        381,250
 ............................................................
TIG Holdings, Inc.                      2,300         71,875
 .............................................     ----------
                                                   1,685,524
---------------------------------------------------------
LEISURE/TOYS -- 0.7%
 ............................................................
Fortune Brands, Inc.                   16,500        615,656
---------------------------------------------------------
MACHINERY -- 1.1%
 ............................................................
Deere & Company                         3,600        197,550
 ............................................................
New Holland N.V.                       27,400        749,359
 .............................................     ----------
                                                     946,909
---------------------------------------------------------
METALS & MINING -- 1.6%
 ............................................................
Aluminum Company of America            11,400        859,275
 ............................................................
Phelps Dodge Corporation                4,200        357,788
 ............................................................
Reynolds Metals Company                 3,200        228,000
 .............................................     ----------
                                                   1,445,063
---------------------------------------------------------
OIL-DOMESTIC -- 2.1%
 ............................................................
Atlantic Richfield Company             11,000        775,500
 ............................................................
Occidental Petroleum Corporation       28,200        706,763
 ............................................................
USX-Marathon Group, Inc.               15,500        447,563
 .............................................     ----------
                                                   1,929,826
---------------------------------------------------------
OIL-INTERNATIONAL -- 1.9%
 ............................................................
Chevron Corporation                     6,000        443,625
 ............................................................
Exxon Corporation                       8,600        528,900
 ............................................................
Mobil Corporation                       4,000        279,500
 ............................................................
Royal Dutch Petroleum Company NYS       8,000        435,000
 .............................................     ----------
                                                   1,687,025
---------------------------------------------------------
PAPER -- 1.2%
 ............................................................
International Paper Company            15,125    $   734,508
 ............................................................
Union Camp Corporation                  7,500        375,000
 .............................................     ----------
                                                   1,109,508
---------------------------------------------------------
PHOTOGRAPHY & OPTICAL -- 0.2%
 ............................................................
Eastman Kodak Company                   2,200        168,850
---------------------------------------------------------
POLLUTION CONTROL -- 0.4%
 ............................................................
Browning-Ferris Industries, Inc.       10,000        332,500
---------------------------------------------------------
RAILROADS -- 0.8%
 ............................................................
Norfolk Southern Corporation            7,200        724,552
---------------------------------------------------------
RETAIL -- 2.2%
 ............................................................
Intimate Brands, Inc.                  18,000        378,000
 ............................................................
J.C. Penney Company, Inc.              10,000        521,875
 ............................................................
May Department Stores Company          14,000        661,500
 ............................................................
Sears, Roebuck & Company                8,000        430,000
 .............................................     ----------
                                                   1,991,375
---------------------------------------------------------
SAVINGS & LOANS -- 1.7%
 ............................................................
Fannie Mae                              6,000        261,750
 ............................................................
Great Western Financial Corporation    12,700        682,625
 ............................................................
H.F. Ahmanson & Company                14,000        602,000
 .............................................     ----------
                                                   1,546,375
---------------------------------------------------------
STEEL -- 0.7%
 ............................................................
USX-U.S. Steel Group, Inc.             19,000        666,188
---------------------------------------------------------
TOBACCO -- 1.1%
 ............................................................
Gallaher Group PLC ADR #               12,500        230,469
 ............................................................
Philip Morris Companies, Inc.          17,000        754,375
 .............................................     ----------
                                                     984,844
---------------------------------------------------------
TRUCKING -- 0.4%
 ............................................................
Ryder System, Inc.                     10,600        349,800
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
BALANCED INCOME FUND

                                       Shares       Value
---------------------------------------------------------
UTILITY-ELECTRIC -- 3.3%
 ............................................................
CMS Energy Corporation                  6,600    $   232,650
 ............................................................
Central & South West Corporation       14,700        312,375
 ............................................................
DTE Energy Company                     10,400        287,300
 ............................................................
Edison International                   19,300        480,087
 ............................................................
Energy Group PLC ADR                    3,900        165,262
 ............................................................
Illinova Corporation                   30,000        660,000
 ............................................................
PECO Energy Company                    13,000        273,000
 ............................................................
PacifiCorp                             18,300        402,600
 ............................................................
Public Service Enterprises Group,
  Inc.                                  7,000        175,000
 .............................................     ----------
                                                   2,988,274
---------------------------------------------------------
UTILITY-GAS PIPELINE -- 0.6%
 ............................................................
Nicor, Inc.                             6,000        215,250
 ............................................................
Peoples Energy Corporation              7,500        280,781
 .............................................     ----------
                                                     496,031
---------------------------------------------------------
UTILITY-TELEPHONE -- 2.7%
 ............................................................
AT&T Corporation                       26,700        936,169
 ............................................................
Alltel Corporation                     15,500        518,281
 ............................................................
NYNEX Corporation                       8,000        461,000
 ............................................................
SBC Communications, Inc.                3,657        226,277
 ............................................................
US West Communications Group            7,000        263,813
 .............................................     ----------
                                                   2,405,540
---------------------------------------------------------
Total common stocks (cost
  $26,541,243)                                    32,943,135
---------------------------------------------------------

CORPORATE BONDS                    Principal
-- 21.4%                            Amount
---------------------------------------------------------
AUTOS & TRUCKS -- 1.1%
 ............................................................
Ford Motor Company (Global),
  7.00%, 9/25/2001                $ 1,000,000      1,010,450
---------------------------------------------------------
BANKS -- 5.7%
 ............................................................
Associates First Capital
  Corporation, Putable
  5/15/1999, 5.96%, 5/15/2037     $ 1,000,000    $ 1,002,185
 ............................................................
KeyCorp Instit Capital-A
  (Acquired 12/19/1996, Cost
  $799,722), CLB 12/01/2006,
  7.826%, 12/01/2026 r                825,000        802,397
 ............................................................
MBNA Corporation, 6.13125%,
  6/17/2002 #                       1,500,000      1,501,009
 ............................................................
MBNA Corporation (Global),
  6.65938%, 2/01/2027 #             1,000,000        991,604
 ............................................................
Mellon Bank Corporation, Class
  A, CLB 12/01/2006, 7.72%,
  12/01/2026                          825,000        801,629
 .............................................     ----------
                                                   5,098,824
---------------------------------------------------------
BUSINESS MACHINES & SOFTWARE -- 1.1%
 ............................................................
Oracle Corporation, 6.91%,
  2/15/2007                         1,000,000        987,191
---------------------------------------------------------
CONSUMER PRODUCTS -- 0.9%
 ............................................................
The Stop & Shop Companies,
  Inc., 9.75%, 2/01/2002              700,000        773,811
---------------------------------------------------------
EUROBANKS -- 6.6%
 ............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 6.53125%,
  12/29/2049 #                      2,000,000      2,012,800
 ............................................................
Midland Bank PLC, 6.0375%,
  6/29/2049 #                         500,000        445,425
 ............................................................
Nordbanken, CLB 10/25/2001,
  6.43984%, 10/29/2049 #            2,000,000      2,002,590
 ............................................................
Okobank, 7.375%, 9/27/2049 #        1,500,000      1,527,300
 .............................................     ----------
                                                   5,988,115
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
BALANCED INCOME FUND

                                   Principal
                                    Amount          Value
---------------------------------------------------------
FINANCIAL SERVICES -- 1.1%
 ............................................................
Salomon, Inc.:
  5.65%, 2/10/1998                $   500,000    $   499,238
 ............................................................
  6.70%, 12/01/1998 #                 500,000        501,595
 .............................................     ----------
                                                   1,000,833
---------------------------------------------------------
PAPER -- 0.8%
 ............................................................
Fort Howard Corporation,
  11.00%, 1/02/2002                   700,442        742,329
---------------------------------------------------------
REAL ESTATE -- 1.7%
 ............................................................
Taubman Realty Group, Ltd.,
  6.33984%, 11/03/1997 #            1,500,000      1,500,433
---------------------------------------------------------
SAVINGS & LOANS -- 0.5%
 ............................................................
Federal Home Loan Mortgage
  Corporation, CLB 7/01/1997,
  7.15%, 6/27/2000                    500,000        500,000
---------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
 ............................................................
Tele Communications, Inc., CLB
  9/15/1997, 6.4625%, 9/15/2003
  #                                 1,500,000      1,504,017
---------------------------------------------------------
TRANSPORTATION -- 0.2%
 ............................................................
Delta Air Lines ETC, 9.90%,
  1/02/2002                           150,000        165,108
---------------------------------------------------------
Total corporate bonds (cost
  $19,169,785)                                    19,271,111
---------------------------------------------------------
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 7.2%
---------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.0%
 ............................................................
Student Loan Marketing
  Association, 1996-4 A1,
  5.55%, 7/25/2004 #                  887,143        885,896
---------------------------------------------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 3.0%
 ............................................................
Federal National Mortgage
  Association: 1995-3 Z, 8.25%,
  7/25/2024                       $   691,844    $   696,962
 ............................................................
  TBA, 8.00%, 7/25/2027             2,000,000      2,045,000
 .............................................     ----------
                                                   2,741,962
---------------------------------------------------------
PASS-THROUGH SECURITIES -- 1.7%
 ............................................................
Government National Mortgage
  Association, TBA, 8.00%,
  7/15/2027                         1,500,000      1,535,157
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED
  SECURITIES -- 1.5%
 ............................................................
Federal Home Loan Mortgage
  Corporation:
  1860 SA (Inverse IO),
    8.79317%, 2/15/2024 #           2,500,000        837,653
 ............................................................
  1965 SA (Inverse IO), 2.05%,
    3/15/2024 #                     3,050,000        475,611
 .............................................     ----------
                                                   1,313,264
---------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $6,438,120)                                6,476,279
---------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES -- 7.6%
---------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.6%
 ............................................................
Bridgestone/Firestone Master
  Trust, 1996-1 A, 6.17%,
  7/01/2003                         1,400,000      1,390,606
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
BALANCED INCOME FUND

                                   Principal
                                    Amount          Value
---------------------------------------------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 2.8%
 ............................................................
Citicorp Mortgage Securities,
  Inc., 1991-7 M, 8.75%,
  5/25/2021                       $   245,166    $   247,361
 ............................................................
Independent National Mortgage
  Corporation, 1996-D A2,
  7.00%, 5/25/2026                    696,985        697,911
 ............................................................
PNC Mortgage Securities
  Corporation, 1996-1 A11,
  Class Z, 7.50%, 6/25/2026         1,710,972      1,610,435
 .............................................     ----------
                                                   2,555,707
------------------------------------------------------------
PASS-THROUGH SECURITIES -- 0.0%
 ............................................................
Citicorp Mortgage Securities,
  Inc., 1987-14 A1, 9.50%,
  9/25/2002                            21,496         21,567
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED
  SECURITIES -- 3.2%
 ............................................................
Chase Commercial Mortgage
  Securities Corporation,
  1997-1 X (IO), 1.39762%,
  4/19/2015 #                      23,495,137      2,009,657
 ............................................................
Donaldson, Lufkin & Jenrette,
  (Acquired 4/25/1997, Cost
  $607,931), 1997-CF1 S (IO),
  1.0969%, 3/15/2017 # r            9,250,000        620,037
 ............................................................
GE Capital Mortgage Services,
  Inc., 1993-1 G (IO),
  657.2504%, 2/25/2022                 22,089        289,011
 .............................................     ----------
                                                   2,918,705
------------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $6,545,920)                                6,886,585
------------------------------------------------------------

PREFERRED STOCKS
-- 1.1%                             Shares
---------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, Cost
  $1,000,000) r                         1,000        971,622
---------------------------------------------------------
Total preferred stocks
  (cost $1,000,000)                                  971,622
---------------------------------------------------------

U.S. TREASURY OBLIGATIONS          Principal
-- 19.4%                            Amount          Value
---------------------------------------------------------
U.S. Treasury Bonds:
  8.75%, 5/15/2017                $   750,000    $   902,578
  6.50%, 11/15/2026                 1,550,000      1,486,064
 .............................................     ----------
                                                   2,388,642
---------------------------------------------------------
U.S. Treasury Notes:
 ............................................................
  5.375%, 5/31/1998                   375,000        373,711
 ............................................................
  5.875%, 8/15/1998                 4,350,000      4,350,004
 ............................................................
  6.375%, 5/15/1999                 6,000,000      6,031,877
 ............................................................
  6.50%, 5/31/2001                  3,000,000      3,017,814
 ............................................................
  6.50%, 5/15/2005                  1,300,000      1,298,376
 .............................................     ----------
                                                  15,071,782
---------------------------------------------------------
Total U.S. Treasury obligations
  (cost $17,437,255)                              17,460,424
---------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.6%
---------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 1.1%
 ............................................................
Structured Product Asset Return
  Certificate Trust, 5.8375%,
  7/28/1997                         1,000,000      1,000,000
---------------------------------------------------------
VARIABLE RATE DEMAND NOTES* -- 5.5%
 ............................................................
Lilly (Eli) & Co., 5.0949%            933,217        933,217
 ............................................................
General Mills, Inc., 5.245%         1,512,928      1,512,928
 ............................................................
Pitney Bowes, Inc. 5.2551%            967,965        967,965
 ............................................................
Warner-Lambert Co., 5.226%          1,560,910      1,560,910
 .............................................     ----------
                                                   4,975,020
---------------------------------------------------------
Total short-term investments
  (cost $5,975,020)                                5,975,020
---------------------------------------------------------
Total investments -- 99.8%
  (cost $83,107,343)                              89,984,176
 ............................................................
Other assets in excess of
  liabilities -- 0.2%                                174,338
 .............................................     ----------
                                                 $90,158,514
Total net assets -- 100.0%
---------------------------------------------------------

                       See Notes to Financial Statements

# Variable rate security. The rate listed is as of June 30, 1997.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1997.

IO -- Interest Only.

ETC -- Equipment Trust Certificate.

ADR -- American Depository Receipts.

CLB -- Callable.

NYS -- New York Shares.

TBA -- To Be Announced. Security purchased on a delayed delivery basis.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

      CORPORATE BONDS AND          Principal
         NOTES -- 26.1%              Amount         Value
---------------------------------------------------------
BANKS -- 6.9%
 ............................................................
First Chicago NBD Corporation,
  CLB 2/01/2007,
  6.40938%, 2/01/2027#             $  500,000    $   489,859
 ............................................................
MBNA Corporation, 6.13125%,
  6/17/2002 #                         500,000        500,336
 .............................................
                                                  ----------
                                                     990,195
---------------------------------------------------------
FINANCIAL SERVICES -- 4.2%
 ............................................................
Associates First Capital
  Corporation, Putable
  5/15/1999, 5.96%, 5/15/2037         250,000        250,546
 ............................................................
Salomon, Inc.:
  6.70%, 12/01/1998 #                 150,000        150,479
 ............................................................
  6.40%, 5/20/1999 #                  200,000        198,712
 .............................................
                                                  ----------
                                                     599,737
---------------------------------------------------------
INDUSTRIAL -- 1.8%
 ............................................................
Westinghouse Electric
  Corporation, 8.93%, 6/22/1999       250,000        258,247
---------------------------------------------------------
SAVINGS & LOAN -- 3.6%
 ............................................................
Western Financial Savings,
  8.50%, 7/01/2003                    500,000        509,197
---------------------------------------------------------
SOVEREIGN -- 3.2%
 ............................................................
Government of Mexico, 11.00781%,
  7/21/1997 #                         450,000        450,196
---------------------------------------------------------
TELECOMMUNICATIONS -- 4.5%
 ............................................................
Summit Communications Group,
  Inc., CLB 4/15/1999,
  10.50%, 4/15/2005                   600,000        646,500
---------------------------------------------------------
TRANSPORTATION -- 1.9%
 ............................................................
Delta Air Lines ETC, 9.90%,
  1/02/2002                           250,000        275,180
---------------------------------------------------------
Total corporate bonds and notes
  (cost $3,694,837)                                3,729,252
---------------------------------------------------------

       GOVERNMENT AGENCY
        MORTGAGE-BACKED            Principal
      SECURITIES -- 22.9%            Amount         Value
 ---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.0%
 ............................................................
Federal Home Loan Mortgage
  Corporation: 1261 J, 8.00%,
  7/15/2021                        $  599,911    $   618,045
 ............................................................
  1468 S, 11.934%, 2/15/2023 #        449,224        447,024
 ............................................................
  1564 SE, 8.40233%, 8/15/2008 #      353,637        322,878
 ............................................................
Federal National Mortgage Association:
  G93-27 SB, 6.71922%, 8/25/2023
  #                                   115,176         73,635
 ............................................................
  1993-37 SB, 6.95624%,
    3/25/2023 #                       224,549        164,680
 ............................................................
  1995-3 Z, 8.25%, 7/25/2024          661,763        666,659
 .............................................
                                                  ----------
                                                   2,292,921
---------------------------------------------------------
PASS-THROUGH SECURITIES -- 3.9%
 ............................................................
Government National Mortgage
  Association, 8974, 7.125%,
  5/20/2022 #                         543,828        561,176
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 3.0%
 ............................................................
Federal Home Loan Mortgage
  Corporation:
  1860 SA (Inverse IO),
  8.79317%, 2/15/2024 #               800,000        268,049
 ............................................................
  1965 SA (Inverse IO),
    2.05%, 3/15/2024 #              1,000,000        155,938
 .............................................
                                                  ----------
                                                     423,987
---------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $3,024,074)                                3,278,084
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

NON-AGENCY MORTGAGE- BACKED        Principal
SECURITIES -- 32.8%                  Amount         Value
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 28.8%
 ............................................................
Blackrock Capital Finance L.P.
  (Acquired 6/23/1997, Cost
  $496,953), 1997-R2 AP,
  4.427%, 12/25/2035 # r           $  500,000    $   495,903
 ............................................................
CMC Securities Corporation,
  1994-G, 7.00%, 9/25/2024            200,000        187,102
 ............................................................
Citicorp Mortgage Securities,
  Inc., 1990-D A1, 9.50%,
  10/25/2005                          175,914        183,012
 ............................................................
Collateralized Mortgage
  Obligations Trust, 57-D,
  9.90%, 2/01/2019                    521,617        563,604
 ............................................................
Countrywide Funding Corporation,
  1994-2 A12T, 9.00%, 2/25/2009
  #                                   465,685        469,783
 ............................................................
GE Capital Mortgage Services,
  Inc.: 1994-24 A4, 7.00%,
  7/25/2024                           169,843        159,478
 ............................................................
  1997-5 A7, 7.50%, 6/25/2027         417,236        415,802
 ............................................................
Housing Securities, Inc.: 1994-1
  AB2, 6.50%, 3/25/2009               512,748        383,997
 ............................................................
  1994-2 B1, 6.50%, 7/25/2009         259,560        218,312
 ............................................................
Independent National Mortgage
  Corporation, 1995-F A5, 8.25%,
  5/25/2010                         1,000,000      1,035,405
 .............................................
                                                  ----------
                                                   4,112,398
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 4.0%
 ............................................................
Chase Commercial Mortgage
  Securities Corporation, 1997-1
  X (IO), 1.39762%, 4/19/2015 #     6,737,000        576,249
---------------------------------------------------------
Total non-agency mortgage-backed
  securities (cost $4,558,172)                     4,688,647
---------------------------------------------------------

PREFERRED STOCK -- 6.8%              Shares         Value
---------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, Cost
  $500,000) r                             500    $   485,811
 ............................................................
Kenwood Properties, Inc.,
  (Acquired 2/26/1997,
  Cost $500,000) r                        500        491,317
 ............................................................
Total preferred stock (cost
  $1,000,000)                                        977,128
---------------------------------------------------------
VARIABLE RATE DEMAND NOTES* --      Principal
10.1%                                  Amount
---------------------------------------------------------
Lilly (Eli) & Co., 5.0949%         $    3,849          3,849
 ............................................................
Pitney Bowes, Inc., 5.2551%         1,359,671      1,359,671
 ............................................................
Warner-Lambert Co., 5.226%             81,380         81,380
 .............................................
                                                  ----------
Total variable rate demand notes
  (cost $1,444,900)                                1,444,900
---------------------------------------------------------
Total investments -- 98.7% (cost
  $13,721,983)                                    14,118,011
 ............................................................
Other assets in excess of
  liabilities -- 1.3%                                189,102
 .............................................
                                                  ----------
Total net assets -- 100.0%                       $14,307,113
---------------------------------------------------------

# Variable rate security. Rate listed is as of June 30, 1997.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1997.

IO -- Interest Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

ETC -- Equipment Trust Certificate.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
LOW DURATION FUND

        CORPORATE BONDS           Principal
      AND NOTES -- 44.4%            Amount         Value
---------------------------------------------------------
BANKS -- 9.9%
 ............................................................
Barnett Capital Trust III,
  (Acquired 2/06/1997, Cost
  $2,437,250), CLB 2/01/2007,
  6.48438%, 2/01/2027 # r         $2,500,000    $  2,444,035
 ............................................................
Chase Capital II,
  6.35938%, 2/01/2027 #            2,100,000       2,042,901
 ............................................................
First Chicago NBD Corporation,
  CLB 2/01/2007, 6.40938%,
  2/01/2027#                       3,000,000       2,939,153
 ............................................................
First Maryland Capital II,
  CLB 2/01/2007, 6.70938%,
  2/01/2027 #                      4,000,000       3,996,955
 ............................................................
MBNA Corporation,
  6.13125%, 6/17/2002 #            1,125,000       1,125,757
 ............................................................
MBNA Global Capital Securities,
  CLB 2/01/2007, 6.65938%,
  2/01/2027 #                      2,000,000       1,983,208
 ............................................................
Old Kentucky Capital Trust I
  (Acquired 2/06/1997,
  Cost $2,485,000),
  6.65938%, 2/01/2027 # r          2,500,000       2,487,857
 ............................................     -----------
                                                  17,019,866
---------------------------------------------------------
EUROBANKS -- 8.4%
 ............................................................
Foreningsbanken Kredit AB,
  CLB 12/18/2001, 6.53125%,
  12/29/2049#                      5,000,000       5,032,000
 ............................................................
Nordbanken, CLB 10/25/2001,
  6.43984%, 10/29/2049 #           5,830,000       5,837,549
 ............................................................
Skandinavinska Enskilda Banken,
  CLB 6/28/2003, 6.78125%,
  6/29/2049 #                      3,500,000       3,553,200
 ............................................     -----------
                                                  14,422,749
---------------------------------------------------------
FINANCIAL SERVICES -- 7.0%
 ............................................................
Ford Motor Credit,
  6.10%, 2/15/1999 #              $4,400,000    $  4,391,454
 ............................................................
General Motors Acceptance
  Corporation,
  5.8125%, 12/09/1999 #            1,000,000         998,915
 ............................................................
Heller Financial,
  5.8875%, 9/03/1999 #             1,000,000       1,001,677
 ............................................................
Salomon, Inc.:
  5.65%, 2/10/1998                   200,000         199,695
 ............................................................
  5.70%, 2/11/1998                 2,000,000       1,997,504
 ............................................................
  9.43%, 3/15/1998                 1,000,000       1,023,304
 ............................................................
  6.125%, 5/15/1998                  315,000         315,182
 ............................................................
  6.70%, 12/01/1998 #              1,500,000       1,504,786
 ............................................................
  6.40%, 5/20/1999 #                 500,000         496,779
 ............................................     -----------
                                                  11,929,296
---------------------------------------------------------
HEALTH -- 0.1%
 ............................................................
Health & Retirement Property
  Trust, CLB 7/13/1997,
  6.53641%, 7/13/1999 #              200,000         200,053
---------------------------------------------------------
PAPER -- 1.7%
 ............................................................
Fort Howard Corporation,
  11.00%, 1/02/2002                2,801,770       2,969,316
---------------------------------------------------------
REAL ESTATE -- 2.7%
 ............................................................
Taubman Realty Group, Ltd.,
  6.68125%, 7/26/1999 #            4,550,000       4,559,063
---------------------------------------------------------
TELECOMMUNICATIONS -- 7.6%
 ............................................................
Continental Cablevision, Inc.,
  CLB 6/01/1999, 11.00%,
  6/01/2007                        4,000,000       4,502,856
 ............................................................
Illinois Bell Telephone Co.,
  CLB 8/13/1997, 7.625%,
  4/01/2006                          300,000         303,478
 ............................................................
Summit Communications Group, Inc.,
  CLB 4/15/1999, 10.50%,
  4/15/2005                        2,700,000       2,909,250
 ............................................................

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
LOW DURATION FUND

                                  Principal
                                    Amount         Value
---------------------------------------------------------
Tele Communications, Inc.,
  CLB 9/15/1997, 6.4625%,
  9/15/2003 #                     $5,315,000    $  5,329,233
 ............................................     -----------
                                                  13,044,817
---------------------------------------------------------
TRANSPORTATION -- 1.3%
 ............................................................
Delta Air Lines, 10.50%,
  4/30/2016                        1,750,000       2,161,223
---------------------------------------------------------
UTILITY -- ELECTRIC -- 5.7%
 ............................................................
Cleveland Electric Illum, CLB
  8/14/1997, 9.375%, 3/01/2017     3,500,000       3,643,069
 ............................................................
CTC Mansfield Funding Corp.,
  CLB 8/14/1997, 11.125%,
  9/30/2016                          350,000         372,225
 ............................................................
Gulf States Utilities, CLB
  8/19/1997, 6.75%, 10/01/1998       700,000         700,479
 ............................................................
Texas Utilities, CLB
  11/01/1997, 6.25781%,
  5/01/1999 #                      5,000,000       5,007,195
 ............................................     -----------
                                                   9,722,968
---------------------------------------------------------
Total corporate bonds and notes
  (cost $75,614,363)                              76,029,351
---------------------------------------------------------
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 19.0%
---------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.3%
 ............................................................
Student Loan Marketing
  Association,
  1996-4 A1, 5.55%, 7/25/2004 #    2,217,857       2,214,739
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.7%
 ............................................................
Federal Home Loan Mortgage
  Corporation:
  1081 I, 7.00%, 12/15/2019          226,095         227,529
 ............................................................
  1096 D, 7.00%, 6/15/2020            34,486          34,604
 ............................................................
  1194 G, 6.50%, 10/15/2006          500,000         495,675
 ............................................................
  1201 D, 7.00%, 10/15/2020          290,278         291,013
 ............................................................
  1206 GA, 7.00%, 3/15/2018        3,910,000       3,938,973
 ............................................................
  1262 F, 7.50%, 3/15/2015           436,505         440,311
 ............................................................
  1267 O, 7.25%, 12/15/2005           73,555          74,342
 ............................................................
  1336 H, 7.75%, 1/15/2021        $  400,000    $    409,222
 ............................................................
  1358 F, 6.75%, 1/15/2019           484,319         486,576
 ............................................................
  1521 B, 5.80%, 7/15/2000         1,063,780       1,063,993
 ............................................................
  1543 KE, 9.52875%,
    9/15/2022 #                    1,046,602         850,036
 ............................................................
  1617 D, 6.50%, 11/15/2023           71,000          64,960
 ............................................................
Federal National Mortgage
  Association:
  1988-26 C, 7.50%, 7/25/2018        111,253         112,370
 ............................................................
  1990-112 E, 8.50%, 7/25/2019        85,113          86,490
 ............................................................
  1991-6 K, 7.50%, 4/25/2014       2,823,919       2,832,815
 ............................................................
  1991-147 K, 7.00%, 1/25/2021         5,000           5,007
 ............................................................
  1991-153 N, 7.50%, 2/25/2007       300,000         303,963
 ............................................................
  G92-9 K, 7.00%, 1/25/2020           55,326          55,271
 ............................................................
  1992-138 O, 7.50%, 7/25/2022        66,658          65,583
 ............................................................
  1992-163 E, 6.75%, 9/25/2022       500,000         499,900
 ............................................................
  1993-45 SB, 9.156%,
    4/25/2023 #                    1,500,000       1,264,767
 ............................................................
  1994-60 D, 7.00%, 4/25/2024         30,000          28,070
 ............................................................
  1995-3 Z, 8.25%, 7/25/2024       3,308,817       3,333,295
 ............................................................
Government National Mortgage
  Association,
  1995-2 G, 8.50%, 3/20/2020       1,300,000       1,331,253
 ............................................     -----------
                                                  18,296,018
---------------------------------------------------------
PASS-THROUGH SECURITIES -- 4.9%
 ............................................................
Federal Home Loan Mortgage
  Corporation, 255452, 8.50%,
  2/01/2008                          610,030         636,243
 ............................................................
Federal National Mortgage
  Association:
  21130, 8.00%, 9/01/2000              7,648           7,823
 ............................................................
  308798, 7.359%, 4/01/2025 #      1,408,070       1,456,437
 ............................................................
  312155, 7.318%, 3/01/2025 #        621,308         632,398
 ............................................................

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
LOW DURATION FUND

                                  Principal
                                    Amount         Value
---------------------------------------------------------
Government National Mortgage
  Association:
  8956, 7.125%, 4/20/2022 #       $4,426,940    $  4,568,158
 ............................................................
  8974, 7.125%, 5/20/2022 #        1,030,010       1,062,867
 ............................................     -----------
                                                   8,363,926
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 2.1%
 ............................................................
Federal Home Loan Mortgage Corporation:
  1860 SA (Inverse IO),
  8.79317%,
  2/15/2024 #                      5,261,274       1,762,849
 ............................................................
  1965 SA (Inverse IO), 2.05%,
  3/15/2024 #                     10,500,000       1,637,349
 ............................................................
Federal National Mortgage Association,
  1993-97 L (IO), 7.50%,
  5/25/2023                        1,713,940         162,110
 ............................................     -----------
                                                   3,562,308
---------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $31,729,189)                              32,436,991
---------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES -- 20.5%
---------------------------------------------------------
ASSET-BACKED SECURITIES -- 7.1%
 ............................................................
BHN II Mortgage Trust (Acquired
  4/30/1997, Cost $2,500,000),
  1997-1 A1, 7.1375%,
  3/25/2011 # r                    2,457,568       2,459,519
 ............................................................
Bridgestone/Firestone Master
  Trust, 1996-1 A, 6.17%,
  7/01/2003                        3,000,000       2,979,870
 ............................................................
First Chicago Master Trust II,
  1996-R A, 5.7575%, 7/15/2001#    1,400,000       1,401,344
 ............................................................
Western Financial Grantor
  Trust, 1992-3, 4.70%,
  1/01/1998                           38,460          38,480
 ............................................................
World Omni Wholesale Master Trust,
  1996-2 B, 5.9575%, 10/25/2001
  #                                5,250,000       5,250,000
 ............................................     -----------
                                                  12,129,213
 ............................................................

COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.8%
 ............................................................
Blackrock Capital Finance L.P.
  (Acquired 6/23/1997, Cost
  $2,733,242), 1997-R2 AP,
  4.427%, 12/25/2035 # r          $2,750,000    $  2,727,467
 ............................................................
Capstead Securities Corp.,
  1992-2 C, 7.80%, 2/25/2022         215,243         216,007
 ............................................................
Chemical Mortgage Securities,
  Inc., 1993-3 A1, 7.125%,
  7/25/2023                          339,116         340,208
 ............................................................
Citicorp Mortgage Securities,
  Inc., 1990-D A1, 9.50%,
  10/25/2005                         351,828         366,024
 ............................................................
Countrywide Funding
  Corporation, 1994-17 A9,
  8.00%, 7/25/2024                     4,000           4,112
 ............................................................
First Bank Systems, 1993 AT T2,
  8.25%, 3/25/2023                   254,255         256,589
 ............................................................
Housing Securities, Inc.:
  1992-B3, 8.00%, 7/25/2021        1,893,625       1,913,742
 ............................................................
  1994-2 B1, 6.50%, 7/25/2009        232,362         195,437
 ............................................................
Independent National Mortgage
  Corporation:
  1995-A4, 8.75%, 3/25/2025           18,000          18,708
 ............................................................
  1996-D A2, 7.00%, 5/25/2026      2,987,077       2,991,049
 ............................................................
Prudential Home Mortgage
  Securities, Co., 1993-36 A10,
  7.25%, 10/25/2023                  500,000         496,605
 ............................................................
Residential Asset
  Securitization Trust,
  1996-A10 A1, 7.50%,
  11/25/2011                       2,238,893       2,250,132
 ............................................................
Residential Funding Corp.,
  1993-S9 A8, 8.16667%,
  2/25/2008#                         125,305         104,473
 ............................................................
Residential Funding Mortgage
  Securities, Inc., 1992-S5 A5,
  7.50%, 2/25/2007                 1,132,645       1,129,723
 ............................................................

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
LOW DURATION FUND

                                  Principal
                                    Amount         Value
---------------------------------------------------------
Structured Mortgage Asset
  Residential Trust:
  1991-1H, 8.25%, 6/25/2022       $  286,292    $    284,804
 ............................................................
  1992-3 A, 8.00%, 10/25/2007        228,144         232,732
 ............................................................
  1993-5A AA, 6.93501%,
    6/25/2024 #                      381,499         377,836
 ............................................................
Walsh Acceptance (Acquired
  3/06/1997, Cost $3,023,438),
  1997-2 A, 6.75%, 3/01/2027# r    2,831,962       2,852,352
 ............................................     -----------
                                                  16,758,000
---------------------------------------------------------
PASS-THROUGH SECURITIES -- 0.7%
 ............................................................
Citicorp Mortgage Securities,
  Inc.:
  1987-5, 8.50%, 4/25/2017            27,014          26,945
 ............................................................
  1987-9 A1, 9.00%, 7/25/2002        535,986         539,738
 ............................................................
  1987-14, 9.50%, 9/25/2002           42,991          43,133
 ............................................................
  1988-16 A1, 10.00%,
    11/25/2018                        48,156          51,242
 ............................................................
  1989-8 A1, 10.50%, 6/25/2019       555,073         597,309
 ............................................     -----------
                                                   1,258,367
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 2.9%
 ............................................................
Chase Commercial Mortgage
  Securities Corporation,
  1997-1 X (IO), 1.39762%,
  4/19/2015 #                     26,000,000       2,223,910
 ............................................................
Donaldson, Lufkin & Jenrette,
  (Acquired 4/25/1997, Cost
  $2,339,174), 1997-CF1 S (IO),
  1.0969%, 3/15/2017 # r          35,600,000       2,386,304
 ............................................................
Residential Funding Corp.,
  1992-S2 A16 (IO), 0.50%,
  1/25/2022                       31,563,874         335,366
 ............................................     -----------
                                                   4,945,580
---------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $34,647,130)                              35,091,160
---------------------------------------------------------

PREFERRED STOCK -- 2.0%                Shares      Value
---------------------------------------------------------
Home Ownership Funding 2 (Acquired
  2/20/1997, Cost $1,500,000) r        1,500      $1,457,433
 ............................................................
Kenwood Properties, Inc. (Acquired
  2/26/1997 and 4/18/1997, Cost
  $1,000,000 and $992,070,
  respectively) r                      2,000       1,965,268
---------------------------------------------------------
Total preferred stock (cost
  $3,492,070)                                      3,422,701
---------------------------------------------------------

U.S. TREASURY OBLIGATIONS         Principal
-- 5.0%                             Amount
---------------------------------------------------------
U.S. Treasury Notes:
  7.875%, 4/15/1998               $2,500,000       2,541,407
 ............................................................
  5.375%, 5/31/1998                6,000,000       5,979,377
 ............................................     -----------
Total U.S. Treasury obligations                    8,520,784
  (cost $8,484,097)
---------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.1%
---------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 2.9%
 ............................................................
Structured Product Asset Return
  Certificate Trust, 5.8375%,
  7/28/1997                        5,000,000       5,000,000
---------------------------------------------------------
DISCOUNT NOTES -- 1.2%
 ............................................................
McDonnell Douglas Corp. 4(2),
  5.73%, 7/03/1997                 2,000,000       1,999,363
---------------------------------------------------------
Total short-term investments
  (cost $6,999,363)                                6,999,363
---------------------------------------------------------
Total investments -- 95.0%
  (cost $160,966,212)                            162,500,350
 ............................................................
Other assets in excess of
  liabilities -- 5.0%                              8,713,681
 ............................................     -----------
                                                $171,214,031
Total net assets -- 100.0%
---------------------------------------------------------

# Variable rate security. Rate listed is as of June 30, 1997.

IO -- Interest Only.

CLB -- Callable.
r Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

4(2) -- Restricted securities requiring resale to institutional investors.

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT FUND

      CORPORATE BONDS AND          Principal
         NOTES -- 39.9%              Amount         Value
---------------------------------------------------------
BANKS -- 2.3%
 ............................................................
MBNA Corporation,
  6.13125%, 6/17/2002 #            $  500,000    $   500,337
---------------------------------------------------------
EUROBANKS -- 8.6%
 ............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001,
  6.53125%, 12/29/2049#               500,000        503,200
 ............................................................
Nordbanken, CLB 10/25/2001,
  6.43984%, 10/29/2049 #              550,000        550,712
 ............................................................
Skandinavinska Enskilda Banken,
  CLB 6/28/2003,
  6.78125%, 6/29/2049#                800,000        812,160
 .............................................     ----------
                                                   1,866,072
---------------------------------------------------------
FINANCIAL SERVICES -- 7.8%
 ............................................................
Caterpillar Finance,
  6.20%, 4/05/1999 #                  550,000        547,996
 ............................................................
General Motors Acceptance
  Corporation,
  5.8125%, 12/09/1999 #               750,000        749,186
 ............................................................
Salomon, Inc.,
  6.70%, 12/01/1998 #                 400,000        401,276
 .............................................     ----------
                                                   1,698,458
---------------------------------------------------------
REAL ESTATE -- 2.6%
 ............................................................
Taubman Realty Group, Ltd.,
  6.68125%, 7/26/1999 #               550,000        551,095
---------------------------------------------------------
SOVEREIGN -- 2.5%
 ............................................................
Government of Mexico,
  11.00781%, 7/21/1997 #              550,000        550,239
 ............................................................
TELECOMMUNICATIONS -- 14.7%
 ............................................................
Continental Cablevision, Inc.,
  CLB 6/01/1999,
  11.00%, 6/01/2007                $  700,000    $   788,000
 ............................................................
GTE Corporation, CLB 9/15/1997,
  10.75%, 9/15/2017                   750,000        795,517
 ............................................................
Illinois Bell Telephone Co., CLB
  8/13/1997,
  7.625%, 4/01/2006                   150,000        151,739
 ............................................................
Summit Communications Group,
  Inc., CLB 4/15/1999,
  10.50%, 4/15/2005                   800,000        862,000
 ............................................................
Tele Communications, Inc., CLB
  9/15/1997,
  6.4625%, 9/15/2003 #                600,000        601,607
 .............................................     ----------
                                                   3,198,863
---------------------------------------------------------
UTILITY -- ELECTRIC -- 1.4%
 ............................................................
Gulf States Utilities, CLB
  8/13/1997,
  6.75%, 10/01/1998                   300,000        300,205
---------------------------------------------------------
Total corporate bonds and notes
  (cost $8,656,547)                                8,665,269
---------------------------------------------------------
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES  -- 17.6%
---------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.0%
 ............................................................
Student Loan Marketing
  Association, 1996-4 A1, 5.55%,
  7/25/2004 #                         443,571        442,948
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT FUND

                                    Principal
                                      Amount         Value
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.4%
 ............................................................
Federal Home Loan Mortgage
  Corporation:
  16 B, 10.00%, 10/15/2019         $    1,535    $     1,537
 ............................................................
  1081 I, 7.00%, 12/15/2019            92,982         93,571
 ............................................................
  1206 GA, 7.00%, 3/15/2018           750,000        755,557
 ............................................................
  1521 B, 5.80%, 7/15/2000            244,547        244,596
 ............................................................
Federal Housing Authority
  Project,
  7.43%, 2/01/2023                    137,143        137,198
 ............................................................
Federal National Mortgage
  Association:
  1991-6 K, 7.50%, 4/25/2014          992,784        995,911
 ............................................................
  1992-43 B, 7.50%, 11/25/2018        264,934        265,459
 ............................................................
  1995-3 Z, 8.25%, 7/25/2024          421,122        424,238
 .............................................     ----------
                                                   2,918,067
---------------------------------------------------------
GOVERNMENT AGENCY NOTES -- 1.8%
 ............................................................
Federal Home Loan Bank, CLB
  9/16/1997,
  5.33%, 3/16/1999 #                  400,000        397,076
---------------------------------------------------------
PASS-THROUGH SECURITIES -- 0.1%
 ............................................................
Government National Mortgage
  Association,
  103695, 11.50%, 9/15/1998             9,321          9,498
---------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.3%
 ............................................................
Federal National Mortgage
  Association,
  1993-97 L (IO), 7.50%,
    5/25/2023                         632,105         59,786
---------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $3,785,291)                                3,827,375
---------------------------------------------------------

      NON-AGENCY MORTGAGE-         Principal
   BACKED SECURITIES -- 16.2%        Amount         Value
---------------------------------------------------------
ASSET-BACKED SECURITIES -- 8.0%
 ............................................................
BHN II Mortgage Trust (Acquired
  4/30/1997, Cost $491,514),
  1997-1 A1, 7.1375%, 3/25/2011
  # r                              $  491,514    $   491,904
 ............................................................
World Omni Wholesale Master
  Trust, 1996-2 B,
  5.9575%, 10/25/2001 #             1,250,000      1,250,000
 .............................................     ----------
                                                   1,741,904
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.2%
 ............................................................
Citicorp Mortgage Securities,
  Inc.:
  1990-D A1, 9.50%, 10/25/2005        175,914        183,012
 ............................................................
  1991-7 M, 8.75%, 5/25/2021           27,241         27,485
 ............................................................
GE Capital Mortgage Services,
  Inc., 1997-5 A7, 7.50%,
  6/25/2027                           417,236        415,802
 ............................................................
Prudential Home Mortgage
  Securities, Inc., 1993-1 A1,
  7.50%, 2/25/2023                    193,344        194,448
 ............................................................
Residential Asset Securitization
  Trust,
  1996-A10 A1,
  7.50%, 11/25/2011                   319,842        321,447
 ............................................................
Structured Mortgage Asset
  Residential Trust, 1992-11B
  BH,
  7.80%, 8/25/2021                    145,915        147,375
 ............................................................
Walsh Acceptance (Acquired
  3/06/1997, Cost $475,681)
  1997-2 A, 6.75%, 3/01/2027# r       471,994        475,392
 .............................................     ----------
                                                   1,764,961
---------------------------------------------------------
Total non-agency mortgage-backed
  securities
  (cost $3,498,370)                                3,506,865
---------------------------------------------------------
    PREFERRED STOCKS -- 1.1%         Shares
---------------------------------------------------------
Kenwood Properties, Inc.,
  (Acquired 4/18/1997, Cost
    $248,017) r                           250        245,658
---------------------------------------------------------
Total preferred stocks
  (cost $248,017)                                    245,658
---------------------------------------------------------

                       See Notes to Financial Statements

Schedule of Investments -- June 30, 1997
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT FUND

         U.S. TREASURY             Principal
      OBLIGATIONS -- 3.2%            Amount         Value
---------------------------------------------------------
U.S. Treasury Notes:
  5.625%, 1/31/1998                $  600,000    $   600,001
  5.875%, 8/15/1998                   100,000        100,000
 .............................................     ----------
Total U.S. Treasury obligations                      700,001
  (cost $697,556)
---------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.5%
---------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 4.6%
 ............................................................
Structured Product Asset Return
  Certificate Trust,
  5.8375%, 7/28/1997                1,000,000      1,000,000
---------------------------------------------------------
DISCOUNT NOTES -- 10.3%
 ............................................................
Conagra Inc.,
  5.75%, 7/16/1997                    250,000        249,401
 ............................................................
HD Real Estate 4(2),
  5.55%, 7/07/1997                  1,000,000        999,075
 ............................................................
Lockheed Martin Corporation
  4(2),
  5.82%, 7/01/1997                  1,000,000      1,000,000
 .............................................     ----------
                                                   2,248,476
---------------------------------------------------------
VARIABLE RATE DEMAND NOTES* -- 0.6%
 ............................................................
Pitney Bowes, Inc., 5.2551%           121,149        121,149
---------------------------------------------------------
Total short-term investments
  (cost $3,369,625)                                3,369,625
---------------------------------------------------------
Total investments -- 93.5%
  (cost $20,255,406)                              20,314,793
 ............................................................
Other assets in excess of
  liabilities -- 6.5%                              1,401,975
 .............................................     ----------
                                                 $21,716,768
Total net assets -- 100.0%
---------------------------------------------------------

# Variable rate security. Rate listed is as of June 30, 1997.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1997.

IO -- Interest Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

4(2) -- Restricted securities requiring resale to institutional investors.

                       See Notes to Financial Statements

Financial Statements -- June 30, 1997
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                             EQUITY
                                                             INCOME       MID-CAP        SMALL
                                                              FUND          FUND       CAP FUND
                                                          ---------------------------------------
ASSETS:
  Investments, at value*................................  $192,384,784   $1,977,449   $27,169,291
  Foreign currency**....................................            --           --            --
  Cash..................................................     2,907,362           --            --
  Dividends and interest receivable.....................       459,357        2,609        40,251
  Receivable from Advisor...............................            --           --            --
  Receivable for investments sold.......................       108,657           --       217,180
  Receivable for Fund shares sold.......................       135,260           --       132,241
  Prepaid expenses......................................        14,538       26,351         7,765
                                                          ------------   ----------   -----------
       Total assets.....................................   196,009,958    2,006,409    27,566,728
                                                          ------------   ----------   -----------
LIABILITIES:
  Payable to Advisor....................................       120,244        4,168         5,727
  Payable for investments purchased.....................       206,390           --            --
  Payable for forward currency exchange contracts.......            --           --            --
  Payable for Fund shares repurchased...................     9,687,256           --         3,098
  Dividends payable.....................................            31           --            --
  Accrued expenses and other liabilities................       122,225       15,044        27,702
                                                          ------------   ----------   -----------
       Total liabilities................................    10,136,146       19,212        36,527
                                                          ------------   ----------   -----------
       Net assets.......................................  $185,873,812   $1,987,197   $27,530,201
                                                          ============   ==========   ===========
NET ASSETS CONSIST OF:
  Paid in capital.......................................  $125,042,417   $1,785,070   $21,218,539
  Undistributed (distributions in excess of) net
     investment income..................................        88,433        1,699        18,067
  Undistributed net realized gain (loss) on securities
     and foreign currency transactions..................    21,804,159        6,232     1,446,160
  Net unrealized appreciation of securities and
     foreign currency...................................    38,938,803      194,196     4,847,435
                                                          ------------   ----------   -----------
       Net assets.......................................  $185,873,812   $1,987,197   $27,530,201
                                                          ============   ==========   ===========
CALCULATION OF NET ASSET VALUE PER SHARE:
  Shares outstanding (unlimited shares of
     no par value authorized)...........................     8,749,053      170,600     1,155,117
  Net asset value per share (offering and redemption
     price).............................................  $      21.25   $    11.65   $     23.83
                                                          ============   ==========   ===========
 *Cost of Investments...................................  $153,445,981   $1,783,253   $22,321,856
                                                          ============   ==========   ===========
**Cost of Foreign Currency..............................  $         --   $       --   $        --
                                                          ============   ==========   ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

                                        BALANCED          TOTAL            LOW          SHORT-TERM
    INTERNATIONAL    GLOBAL EQUITY       INCOME        RETURN BOND       DURATION       INVESTMENT
        FUND             FUND             FUND            FUND             FUND            FUND
    -----------------------------------------------------------------------------------------------
    $889,786,979      $ 3,475,833      $89,984,176     $14,118,011     $162,500,350     $20,314,793
           2,473               --               --             --                --              --
       6,947,320          119,647               --        105,799            76,411          77,266
       6,160,160           30,948          679,609        155,145         1,555,860         185,929
              --               --               --         38,540                --          15,943
              --            6,180        3,746,241            123         8,081,585       1,221,587
       2,292,118          150,000              650             --           114,400          24,750
          25,144           26,351           10,313          7,942            10,825           9,381
    ------------     -------------     -----------     -----------     ------------     -----------
     905,214,194        3,808,959       94,420,989     14,425,560       172,339,431      21,849,649
    ------------     -------------     -----------     -----------     ------------     -----------
         346,479            9,571           55,678             --            51,391              --
      15,022,022           55,044        4,031,897             --                --              --
          28,811               26               --             --                --              --
         330,918               --               --             --            42,745               5
             472               --               --         92,956           932,482         106,235
         957,047           14,722          174,900         25,491            98,782          26,641
    ------------     -------------     -----------     -----------     ------------     -----------
      16,685,749           79,363        4,262,475        118,447         1,125,400         132,881
    ------------     -------------     -----------     -----------     ------------     -----------
    $888,528,445      $ 3,729,596      $90,158,514     $14,307,113     $171,214,031     $21,716,768
    ============     ============      ===========     ===========     ============     ===========
    $768,594,656      $ 3,407,376      $79,125,332     $13,881,097     $168,510,943     $21,799,695
      (1,195,950)            (453)          50,696        105,637           446,351         (17,486)
      (1,438,171)          22,434        4,105,653        (75,649)          722,599        (124,828)
     122,567,910          300,239        6,876,833        396,028         1,534,138          59,387
    ------------     -------------     -----------     -----------     ------------     -----------
    $888,528,445      $ 3,729,596      $90,158,514     $14,307,113     $171,214,031     $21,716,768
    ============     ============      ===========     ===========     ============     ===========
      36,754,324          336,191        4,651,745      1,097,438        16,738,345       2,140,042
    $      24.17      $     11.09      $     19.38     $    13.04      $      10.23     $     10.15
    ============     ============      ===========     ===========     ============     ===========
    $767,297,845      $ 3,176,072      $83,107,343     $13,721,983     $160,966,212     $20,255,406
    ============     ============      ===========     ===========     ============     ===========
    $      2,482      $        --      $        --     $       --      $         --     $        --
    ============     ============      ===========     ===========     ============     ===========

                       See Notes to Financial Statements

Financial Statements -- Year Ended June 30, 1997 (except as noted)
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                            EQUITY                     SMALL
                                                            INCOME       MID-CAP        CAP
                                                             FUND         FUND**        FUND
                                                          -------------------------------------
INVESTMENT INCOME
  Income*
     Dividends..........................................  $ 6,150,497    $ 17,578    $  157,723
     Interest...........................................      202,417       1,778        43,373
                                                          -----------    --------    ----------
          Total income..................................    6,352,914      19,356       201,096
                                                          -----------    --------    ----------
  Expenses
     Advisory fee.......................................    1,411,861       5,049       137,271
     Legal and auditing fees............................       40,149         550         8,987
     Custodian fees and expenses........................       40,563       6,107         7,829
     Accounting and transfer agent fees and expenses....       51,151      18,441        33,700
     Administration fee.................................       59,557         265         6,485
     Trustees' fees and expenses........................       13,108       6,000        13,437
     Reports to shareholders............................       15,456          --         4,106
     Registration fees..................................       20,509      17,202        22,977
     Other expenses.....................................        2,977       1,999         2,594
                                                          -----------    --------    ----------
          Total expenses................................    1,655,331      55,613       237,386
     Less, expense reimbursement........................           --     (48,881)      (54,357)
                                                          -----------    --------    ----------
          Net expenses..................................    1,655,331       6,732       183,029
                                                          -----------    --------    ----------
  Net investment income.................................    4,697,583      12,624        18,067
                                                          -----------    --------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on securities and foreign
       currency transactions............................   34,935,223       6,232     1,503,738
     Net change in unrealized appreciation
       (depreciation) of securities and foreign
       currency.........................................    4,211,108     194,196     3,726,110
                                                          -----------    --------    ----------
  Net gain (loss) on investments........................   39,146,331     200,428     5,229,848
                                                          -----------    --------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....  $43,843,914    $213,052    $5,247,915
                                                          ===========    ========    ==========

*Net of Foreign Taxes Withheld..........................  $    37,188    $    403    $       --
                                                          ===========    ========    ==========
**Period January 2, 1997 (commencement of operations) through June 30, 1997.

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

                      GLOBAL       BALANCED          TOTAL            LOW         SHORT-TERM
    INTERNATIONAL     EQUITY        INCOME        RETURN BOND      DURATION       INVESTMENT
        FUND          FUND**         FUND            FUND            FUND            FUND
    -----------------------------------------------------------------------------------------
    $ 17,714,989     $ 54,441     $ 1,117,942     $   39,597      $   118,793     $    3,052
       2,300,188        5,130       3,197,223      2,106,796       11,423,589      1,142,906
    ------------     --------     -----------     -----------     -----------     -----------
      20,015,177       59,571       4,315,165      2,146,393       11,542,382      1,145,958
    ------------     --------     -----------     -----------     -----------     -----------
       4,086,051        9,920         562,261        153,519          767,825         72,568
         130,073          750          18,432         10,926           43,631          7,369
         917,624          950          26,451          9,350           45,235          9,094
         230,515       21,163          47,236         37,805          104,491         39,988
         194,177          517          25,312         18,447           58,935          6,363
          13,884        6,000          13,884         13,870           13,892         13,870
         206,902           --          12,084            985           26,728          1,240
          69,977       17,268          26,942         18,771           37,911         23,077
           5,554        2,008           1,726            882            4,364          2,024
    ------------     --------     -----------     -----------     -----------     -----------
       5,854,757       58,576         734,328        264,555        1,103,012        175,593
        (391,595)     (45,349)             --        (83,124)        (134,885)       (88,511)
    ------------     --------     -----------     -----------     -----------     -----------
       5,463,162       13,227         734,328        181,431          968,127         87,082
    ------------     --------     -----------     -----------     -----------     -----------
      14,552,015       46,344       3,580,837      1,964,962       10,574,255      1,058,876
    ------------     --------     -----------     -----------     -----------     -----------
         953,040       21,267       4,518,798        (42,063)       1,057,714        (46,704)
     105,727,351      300,239       3,306,702        978,811          764,193         (5,502)
    ------------     --------     -----------     -----------     -----------     -----------
     106,680,391      321,506       7,825,500        936,748        1,821,907        (52,206)
    ------------     --------     -----------     -----------     -----------     -----------
    $121,232,406     $367,850     $11,406,337     $2,901,710      $12,396,162     $1,006,670
    ============     ========     ===========     ============    ===========     ============

    $  2,209,857     $  6,306     $    11,972     $       --      $        --     $       --
    ============     ========     ===========     ============    ===========     ============

                       See Notes to Financial Statements

Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                        EQUITY INCOME FUND
                                                                 ---------------------------------
                                                                  Year Ended          Year Ended
                                                                 June 30, 1997       June 30, 1996
                                                                 ---------------------------------
OPERATIONS:
     Net investment income..................................     $   4,697,583       $   4,217,031
     Net realized gain on securities and foreign currency
       transactions.........................................        34,935,223           6,697,177
     Net change in unrealized appreciation (depreciation)
       of securities and foreign currency...................         4,211,108          17,517,007
                                                                 -------------       -------------
          Net increase in net assets resulting from
            operations......................................        43,843,914          28,431,215
                                                                 -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income..................................        (4,609,150)         (5,190,178)
     Net realized gain on securities transactions...........       (18,088,501)         (9,231,395)
                                                                 -------------       -------------
          Total dividends and distributions.................       (22,697,651)        (14,421,573)
                                                                 -------------       -------------
FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold..........................        42,695,225          71,541,636
     Shares issued in connection with payment of dividends
       and distributions....................................        21,727,110          13,515,453
     Cost of shares redeemed................................       (82,232,891)        (43,625,015)
                                                                 -------------       -------------
          Net increase (decrease) in net assets from Fund
            share transactions..............................       (17,810,556)         41,432,074
                                                                 -------------       -------------
Total increase (decrease) in net assets.....................         3,335,707          55,441,716
NET ASSETS:
     Beginning of period....................................       182,538,105         127,096,389
                                                                 -------------       -------------
     End of period*.........................................     $ 185,873,812       $ 182,538,105
                                                                  ============        ============
*Including undistributed (distributions in excess of) net
  investment income of:                                          $      88,433       $          --
                                                                  ============        ============
CHANGES IN SHARES OUTSTANDING:
     Shares sold............................................         2,183,683           3,846,201
     Shares issued in connection with payment of dividends
       and distributions....................................         1,142,942             743,944
     Shares redeemed........................................        (4,228,482)         (2,311,587)
                                                                 -------------       -------------
          Net increase (decrease)...........................          (901,857)          2,278,558
                                                                  ============        ============
** Commencement of operations

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                                      GLOBAL EQUITY FUND
                                      SMALL CAP FUND                    INTERNATIONAL FUND            -------------------
                              -------------------------------     -------------------------------      January 2, 1997**
                               Year Ended        Year Ended        Year Ended        Year Ended        through June 30,
                              June 30, 1997     June 30, 1996     June 30, 1997     June 30, 1996            1997
        MID-CAP FUND
    ---------------------
      January 2, 1997**
    through June 30, 1997
    ---------------------     -------------------------------     -------------------------------     -------------------
         $    12,624          $      18,067     $      51,304     $  14,552,015     $   4,130,521         $    46,344
               6,232              1,503,738         3,242,921           953,040         1,311,404              21,267
             194,196              3,726,110        (1,035,528)      105,727,351        14,489,301             300,239
    ---------------------     -------------     -------------     -------------     -------------     -------------------
             213,052              5,247,915         2,258,697       121,232,406        19,931,226             367,850
    ---------------------     -------------     -------------     -------------     -------------     -------------------
             (10,925)               (56,310)               --       (15,060,247)       (3,924,997)            (45,630)
                  --             (2,033,874)       (3,229,051)       (3,759,354)         (911,877)                 --
    ---------------------     -------------     -------------     -------------     -------------     -------------------
             (10,925)            (2,090,184)       (3,229,051)      (18,819,601)       (4,836,874)            (45,630)
    ---------------------     -------------     -------------     -------------     -------------     -------------------
           2,380,798             21,595,726         9,973,586       655,854,799       324,232,058           3,368,545
              10,844              1,901,255         2,737,936        17,244,335         4,533,313              44,743
            (606,572)           (15,605,197)      (15,737,773)     (217,976,937)      (64,341,082)             (5,912)
    ---------------------     -------------     -------------     -------------     -------------     -------------------
           1,785,070              7,891,784        (3,026,251)      455,122,197       264,424,289           3,407,376
    ---------------------     -------------     -------------     -------------     -------------     -------------------
           1,987,197             11,049,515        (3,996,605)      557,535,002       279,518,641           3,729,596
                  --             16,480,686        20,477,291       330,993,443        51,474,802                  --
    ---------------------     -------------     -------------     -------------     -------------     -------------------
         $ 1,987,197          $  27,530,201     $  16,480,686     $ 888,528,445     $ 330,993,443         $ 3,729,596
    ================           ============      ============     =============      ============     ===================
         $     1,699          $      18,067     $      56,471     $  (1,195,950)    $     503,115         $      (453)
    ================           ============      ============     =============      ============     ===================
             226,865                998,558           444,190        29,673,741        16,283,849             332,759
                 942                 97,400           137,516           739,904           227,114               4,002
             (57,207)              (713,459)         (760,129)       (9,851,367)       (3,226,302)               (571)
    ---------------------     -------------     -------------     -------------     -------------     -------------------
             170,600                382,499          (178,423)       20,562,278        13,284,661             336,190
    ================           ============      ============     =============      ============     ===================

                       See Notes to Financial Statements

Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                        BALANCED INCOME FUND
                                                                  ---------------------------------
                                                                   Year Ended          Year Ended
                                                                  June 30, 1997       June 30, 1996
                                                                  ---------------------------------
OPERATIONS:
     Net investment income...................................     $   3,580,837       $   2,647,524
     Net realized gain (loss) on securities transactions.....         4,518,798           2,948,927
     Net change in unrealized appreciation (depreciation) of
       securities............................................         3,306,702             587,322
                                                                  -------------       -------------
          Net increase in net assets resulting from
            operations.......................................        11,406,337           6,183,773
                                                                  -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income...................................        (3,999,551)         (2,554,681)
     Net realized gain on securities transactions............        (2,410,169)            (55,137)
     Return of capital.......................................                --                  --
                                                                  -------------       -------------
          Total dividends and distributions..................        (6,409,720)         (2,609,818)
                                                                  -------------       -------------
FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold...........................        39,290,919          43,038,215
     Shares issued in connection with payment of dividends
       and distributions.....................................         6,071,836           2,406,463
     Cost of shares redeemed.................................       (30,799,051)        (10,483,447)
                                                                  -------------       -------------
          Net increase (decrease) in net assets from Fund
            share transactions...............................        14,563,704          34,961,231
                                                                  -------------       -------------
Total increase (decrease) in net assets......................        19,560,321          38,535,186
NET ASSETS:
     Beginning of period.....................................        70,598,193          32,063,007
                                                                  -------------       -------------
     End of period*..........................................     $  90,158,514       $  70,598,193
                                                                   ============        ============
*Including undistributed (distributions in excess of) net
  investment income of:                                           $      50,696       $      80,910
                                                                   ============        ============
CHANGES IN SHARES OUTSTANDING:
     Shares sold.............................................         2,119,226           2,395,366
     Shares issued in connection with payment of dividends
       and distributions.....................................           325,867             134,345
     Shares redeemed.........................................        (1,658,360)           (580,252)
                                                                  -------------       -------------
          Net increase (decrease)............................           786,733           1,949,459
                                                                   ============        ============

                       See Notes to Financial Statements

--------------------------------------------------------------------------------

        TOTAL RETURN BOND FUND               LOW DURATION FUND              SHORT-TERM INVESTMENT FUND
    ------------------------------     ------------------------------     ------------------------------
     Year Ended       Year Ended        Year Ended       Year Ended        Year Ended       Year Ended
    June 30, 1997    June 30, 1996     June 30, 1997    June 30, 1996     June 30, 1997    June 30, 1996
    ------------------------------     ------------------------------     ------------------------------
    $   1,964,962     $  2,033,756     $  10,574,255    $  11,380,643     $   1,058,876    $   1,157,444
          (42,063)         386,435         1,057,714          302,726           (46,704)          17,041
          978,811       (1,233,325)          764,193         (603,922)           (5,502)          72,725
    -------------    -------------     -------------    -------------     -------------    -------------
        2,901,710        1,186,866        12,396,162       11,079,447         1,006,670        1,247,210
    -------------    -------------     -------------    -------------     -------------    -------------
       (1,964,962)      (2,033,756)      (10,574,255)     (11,385,745)       (1,058,876)      (1,150,687)
         (241,973)        (239,612)         (176,195)        (680,292)               --               --
               --               --                --               --                --           (6,473)
    -------------    -------------     -------------    -------------     -------------    -------------
       (2,206,935)      (2,273,368)      (10,750,450)     (12,066,037)       (1,058,876)      (1,157,160)
    -------------    -------------     -------------    -------------     -------------    -------------
       14,661,662       31,603,393       191,220,600      187,622,316        39,041,151       14,567,153
        1,802,150        1,813,318        10,052,581       10,272,786           570,013          634,339
      (46,271,666)      (4,198,498)     (220,866,044)    (131,067,667)      (36,567,972)     (16,377,951)
    -------------    -------------     -------------    -------------     -------------    -------------
      (29,807,854)      29,218,213       (19,592,863)      66,827,435         3,043,192       (1,176,459)
    -------------    -------------     -------------    -------------     -------------    -------------
      (29,113,079)      28,131,711       (17,947,151)      65,840,845         2,990,986       (1,086,409)
       43,420,192       15,288,481       189,161,182      123,320,337        18,725,782       19,812,191
    -------------    -------------     -------------    -------------     -------------    -------------
    $  14,307,113     $ 43,420,192     $ 171,214,031    $ 189,161,182     $  21,716,768    $  18,725,782
     ============      ===========      ============    =============      ============     ============
    $     105,637     $     79,541     $     446,351    $     290,152     $     (17,486)   $          --
     ============      ===========      ============    =============      ============     ============
        1,130,467        2,396,355        18,787,386       18,411,897         3,847,758        1,435,371
          139,510          138,416           990,060        1,008,556            56,209           62,521
       (3,568,847)        (319,560)      (21,739,355)     (12,866,489)       (3,605,096)      (1,613,876)
    -------------    -------------     -------------    -------------     -------------    -------------
       (2,298,870)       2,215,211        (1,961,909)       6,553,964           298,871         (115,984)
     ============      ===========      ============    =============      ============     ============

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 1997

NOTE 1.

ACCOUNTING POLICIES. Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust was organized as a Massachusetts business trust on August 22, 1984 and consists of ten series of shares comprising the Balanced Income Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund, the Mid-Cap Fund, the Global Equity Fund and the Equity Fund for Insurance Companies (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statements exclude financial information for the Equity Fund for Insurance Companies; financial statements for that Fund are reported on separately. Investment operations of the Funds began on August 13, 1985 (the Balanced Income
Fund), September 20, 1985 (the Small Cap Fund), June 24, 1987 (the Equity Income
Fund), October 1, 1990 (the International Fund), January 29, 1993 (the Equity Fund for Insurance Companies), May 18, 1993 (the Low Duration Fund and the Short-Term Investment Fund), December 6, 1994 (the Total Return Bond Fund), and January 2, 1997 (the Mid-Cap Fund and the Global Equity Fund).

The Balanced Income Fund seeks to preserve capital while producing a high total return. The Small Cap Fund seeks capital appreciation. The Equity Income Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The International Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Total Return Bond Fund seeks to maximize long-term total return. The Low Duration Fund seeks to maximize total return, consistent with preservation of capital. The Short-Term Investment Fund seeks to maximize total return, consistent with preservation of capital. The Mid-Cap Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Global Equity Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or the NASDAQ National Market System ("System") are valued at the last sale price as of 4:00 p.m., Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or such System. Unlisted securities that are not included in such System are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable or an appropriate matrix

--------------------------------------------------------------------------------

utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from quoted values previously furnished by such market makers. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Hotchkis and Wiley (the "Advisor") under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with banks or broker-dealers that meet credit guidelines established by the Board of Trustees. In connection with transactions in repurchase agreements, it is the Funds' policy that the custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. For the International Fund and the Global Equity Fund, foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Fund and the Global Equity Fund do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the International Fund and the Global Equity Fund do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising from trade date and settlement date differences.

FORWARD CURRENCY EXCHANGE CONTRACTS: The International Fund and the Global Equity Fund utilize forward currency exchange contracts for the purpose of hedging foreign currency risk on unsettled trades. Under these contracts, they are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values. At June 30, 1997, the International and Global Equity Funds had open forward currency receivables of $15,022,023 and $55,045, respectively. Net unrealized losses of $28,811 and $26 have been recorded on these open forwards at June 30, 1997 for the International and Global Equity Funds, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 1997

FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

EXPENSE ALLOCATION: Common expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

RESTRICTED SECURITIES: The Balanced Income, Total Return, Low Duration and Short-Term Investment Funds own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933 the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. The Balanced Income, Total Return Bond, Low Duration, and Short-Term Investment Funds had restricted securities with an aggregate market value of $2,394,056, $1,473,031, $20,779,598, and $3,212,029, respectively, representing 2.7%, 10.3%, 12.1%, and
14.8% of the net assets of each Fund, respectively.

WHEN-ISSUED SECURITIES: The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund segregates and maintains at all times cash, cash equivalents, or other high-quality liquid debt securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

--------------------------------------------------------------------------------

NOTE 2.

INVESTMENT ADVISORY AGREEMENTS. Each Fund has an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has voluntarily agreed to pay all operating expenses in excess of the annual rates presented below as applied to each Fund's daily net assets. For the period ended June 30, 1997, the Advisor waived the following fees:

                         Equity Income    Mid-Cap    Small Cap    International    Global Equity     Balanced
                             Fund          Fund        Fund           Fund             Fund         Income Fund
                         --------------------------------------------------------------------------------------
ANNUAL ADVISORY RATE....   0.75%           0.75%      0.75%          0.75%           0.75%            0.75%
ANNUAL CAP ON
  EXPENSES..............   1.00%           1.00%      1.00%          1.00%           1.00%            1.00%
FEES WAIVED.............    $0            $48,881    $54,357       $391,595         $45,349            $0

                                                   Total Return      Low Duration        Short-Term
                                                    Bond Fund            Fund          Investment Fund
                                                   ---------------------------------------------------
ANNUAL ADVISORY RATE............................     0.55%             0.46%              0.40%
ANNUAL CAP ON EXPENSES..........................     0.65%             0.58%              0.48%
FEES WAIVED.....................................    $83,124           $134,885           $88,511

NOTE 3.
SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the period ended June 30, 1997 were as follows:

                                         Purchases                                Sales
                             ---------------------------------      ---------------------------------
Fund                         U.S. Government         Other          U.S. Government         Other
-----------------------------------------------------------------------------------------------------
EQUITY INCOME FUND.........              --       $ 80,039,960                  --       $120,769,051
MID-CAP FUND...............              --          1,946,560                  --            271,957
SMALL CAP FUND.............              --         20,260,380                  --         15,651,230
INTERNATIONAL FUND.........              --        497,829,831                  --         91,711,214
GLOBAL EQUITY FUND.........              --          3,573,904                  --            420,265
BALANCED INCOME FUND.......   $  40,702,890         52,666,377       $  33,436,179         50,004,667
TOTAL RETURN BOND FUND.....      21,751,376         21,930,159          30,732,567         41,286,660
LOW DURATION FUND..........     105,053,819        189,029,399         110,764,396        208,543,912
SHORT-TERM INVESTMENT
  FUND.....................       4,178,817         17,152,671           5,588,137         13,229,307

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 1997

As of June 30, 1997, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                       Appreciated       Depreciated
Fund                                             Net Appreciation       Securities        Securities
-----------------------------------------------------------------------------------------------------
EQUITY INCOME FUND............................     $ 38,887,880        $ 41,872,813      $ (2,984,933)
MID-CAP FUND..................................          194,196             221,325           (27,129)
SMALL CAP FUND................................        4,818,533           5,496,083          (677,550)
INTERNATIONAL FUND............................      113,730,659         132,900,329       (19,169,670)
GLOBAL EQUITY FUND............................          215,436             299,666           (84,230)
BALANCED INCOME FUND..........................        6,876,833           7,480,292          (603,459)
TOTAL RETURN BOND FUND........................          396,028             445,027           (48,999)
LOW DURATION FUND.............................        1,531,976           1,752,750          (220,774)
SHORT-TERM INVESTMENT FUND....................           59,387              72,553           (13,166)

At June 30, 1997, the cost of investments for federal income tax purposes was $153,496,904, $1,783,253, $22,350,758, $776,056,320, $3,260,397, $83,107,343,
$13,721,983, $160,968,374 and $20,255,406 for the Equity Income, Mid-Cap, Small
Cap, International, Global Equity, Balanced Income, Total Return Bond, Low Duration and Short-Term Investment Funds, respectively.

At June 30, 1997, the International and Short-Term Investment Funds deferred, on a tax basis, post-October losses of $1,438,171 and $2,739, respectively. Such amounts may be used to offset future capital gains. Tax basis post-October losses from foreign currency related transactions of $279,685 and $1,174 for the International and Global Equity Funds, respectively, are not recognized for federal income tax purposes until fiscal 1998.

At June 30, 1997, the Short-Term Investment Fund had accumulated net realized capital loss carryovers of $19,570 expiring in 2003, $63,545 expiring in 2004 and $38,974 expiring in 2005 and the Total Return Bond Fund had accumulated net realized capital loss carryovers of $82,785 expiring in 2005. To the extent the Short-Term Investment and Total Return Bond Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

For the year ended June 30, 1997, the following percent of ordinary distributions paid qualifies for the dividend received deduction available to corporate stockholders: Equity Income Fund 77%, Mid-Cap Fund 87%, Small Cap Fund 10%, Global Equity Fund 6%, and Balanced Income Fund 25%.

During the fiscal year ended June 30, 1997, the International Fund generated $15,624,491 of foreign source income and paid $2,330,423 of foreign taxes. The Fund elects to pass foreign taxes through to the Fund's shareholders for their 1997 tax returns. Updated data will be sent with 1997 Form 1099s to enable shareholders to have information to claim

--------------------------------------------------------------------------------

either a foreign tax credit or to take a foreign tax deduction on their 1997 income tax returns.

During the year ended June 30, 1997, the following Funds paid capital gain dividends (taxable as long-term capital gains).

                                       Per Share
                                       ---------
EQUITY INCOME FUND..................     $1.76
SMALL CAP FUND......................     $1.78
INTERNATIONAL FUND..................     $0.12
BALANCED INCOME FUND................     $0.61
TOTAL RETURN BOND FUND..............     $0.03

Financial Highlights
--------------------------------------------------------------------------------
EQUITY INCOME FUND

                                                                  Year Ended June 30,
                                                  ---------------------------------------------------
                                                     1997         1996      1995      1994      1993
                                                  ---------------------------------------------------
Net Asset Value, Beginning of Year.............     $ 18.91      $17.24    $15.07    $15.50    $14.51
                                                  -----------    ------    ------    ------    ------
  Income from Investment Operations:
     Net investment income.....................        0.49        0.45(1)   0.49      0.46      0.44
     Net realized and unrealized gain on
       investments.............................        4.15        2.89      2.48      0.10      1.21
                                                  -----------    ------    ------    ------    ------
     Total from investment operations..........        4.64        3.34      2.97      0.56      1.65
                                                  -----------    ------    ------    ------    ------
  Less Distributions:
     Dividends (from net investment income)....       (0.48)      (0.57)    (0.44)    (0.46)    (0.43)
     Distributions (from realized gains).......       (1.82)      (1.10)    (0.36)    (0.53)    (0.23)
                                                  -----------    ------    ------    ------    ------
     Total distributions.......................       (2.30)      (1.67)    (0.80)    (0.99)    (0.66)
                                                  -----------    ------    ------    ------    ------
Net Asset Value, End of Year...................     $ 21.25      $18.91    $17.24    $15.07    $15.50
                                                   ========      ======    ======    ======    ======
Total Return...................................       26.15%      20.04%    20.49%     3.40%    11.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions).............      $185.9      $182.5    $127.1     $87.2     $86.7
Ratio of expenses to average net assets:
     Before expense reimbursement..............        0.88%       0.98%     1.02%     1.05%     1.02%
     After expense reimbursement...............        0.88%       0.98%     1.00%     1.00%     1.00%
Ratio of net investment income to average net
  assets:
     Before expense reimbursement..............        2.49%       2.56%     3.11%     2.85%     2.97%
     After expense reimbursement...............        2.49%       2.56%     3.14%     2.90%     2.99%
Portfolio turnover rate........................          44%         24%       50%       36%       25%
Average commission rate per share..............     $0.0472         N/A       N/A       N/A       N/A

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
MID-CAP FUND

                                                                                   January 2, 1997*
                                                                                       through
                                                                                    June 30, 1997
                                                                                   ----------------
Net Asset Value, Beginning of Period...............................................      $10.00
                                                                                      --------
  Income from Investment Operations:
     Net investment income.........................................................        0.07
     Net realized and unrealized gain on investments...............................        1.64
                                                                                      --------
     Total from investment operations..............................................        1.71
                                                                                      --------
  Less Distributions:
     Dividends (from net investment income)........................................       (0.06)
     Distributions (from realized gains)...........................................          --
                                                                                      --------
     Total distributions...........................................................       (0.06)
                                                                                      --------
Net Asset Value, End of Period.....................................................      $11.65
                                                                                   ============
Total Return.......................................................................       17.15%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)...............................................        $2.0
Ratio of expenses to average net assets:
     Before expense reimbursement..................................................        8.26%+
     After expense reimbursement...................................................        1.00%+
Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement..................................................       (5.39)%+
     After expense reimbursement...................................................        1.87%+
Portfolio turnover rate............................................................          23%
Average commission rate per share..................................................     $0.0330

 * Commencement of operations.
 + Annualized.
++ Not annualized.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
SMALL CAP FUND

                                                                Year Ended June 30,
                                                 --------------------------------------------------
                                                    1997        1996      1995      1994      1993
                                                 --------------------------------------------------
Net Asset Value, Beginning of Year..............   $ 21.33     $21.53    $19.53    $19.88    $18.10
                                                 -----------   ------    ------    ------    ------
  Income from Investment Operations:
     Net investment income (loss)...............      0.03       0.05(1)  (0.06)    (0.01)     0.27
     Net realized and unrealized gain on
       investments..............................      5.62       2.80      2.84      0.78      3.18
                                                 -----------   ------    ------    ------    ------
     Total from investment operations...........      5.65       2.85      2.78      0.77      3.45
                                                 -----------   ------    ------    ------    ------
  Less Distributions:
     Dividends (from net investment income).....     (0.09)        --        --     (0.20)    (0.04)
     Distributions (from realized gains)........     (3.06)     (3.05)    (0.78)    (0.92)    (1.63)
                                                 -----------   ------    ------    ------    ------
     Total distributions........................     (3.15)     (3.05)    (0.78)    (1.12)    (1.67)
                                                 -----------   ------    ------    ------    ------
Net Asset Value, End of Year....................   $ 23.83     $21.33    $21.53    $19.53    $19.88
                                                 ==========    ======    ======    ======    ======
Total Return....................................     29.74%     14.24%    14.79%     3.77%    19.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..............     $27.5      $16.5     $20.5     $13.1     $10.8
Ratio of expenses to average net assets:
     Before expense reimbursement...............      1.30%      1.21%     1.49%     1.65%     1.40%
     After expense reimbursement................      1.00%      1.00%     1.00%     1.00%     1.00%
Ratio of net investment income (loss) to average
  net assets:
     Before expense reimbursement...............     (0.20)%     0.03%    (0.82)%   (0.71)%    1.03%
     After expense reimbursement................      0.10%      0.24%    (0.34)%   (0.06)%    1.42%
Portfolio turnover rate.........................        88%       119%       81%       44%       20%
Average commission rate per share...............   $0.0460        N/A       N/A       N/A       N/A

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
INTERNATIONAL FUND

                                                                Year Ended June 30,
                                                  -----------------------------------------------
                                                   1997       1996      1995      1994      1993
                                                  -----------------------------------------------
Net Asset Value, Beginning of Year.............   $ 20.44    $17.70    $16.79    $14.63    $13.97
                                                  -------    ------    ------    ------    ------
  Income from Investment Operations:
     Net investment income.....................      0.59(1)   0.56(1)   0.28      0.26      0.23
     Net realized and unrealized gain on
       investments.............................      3.78      2.51      1.52      2.19      0.74
                                                  -------    ------    ------    ------    ------
     Total from investment operations..........      4.37      3.07      1.80      2.45      0.97
                                                  -------    ------    ------    ------    ------
  Less Distributions:
     Dividends (from net investment income)....     (0.48)    (0.14)    (0.44)    (0.14)       --
     Distributions (from realized gains).......     (0.16)    (0.19)    (0.45)    (0.15)    (0.31)
                                                  -------    ------    ------    ------    ------
     Total distributions.......................     (0.64)    (0.33)    (0.89)    (0.29)    (0.31)
                                                  -------    ------    ------    ------    ------
Net Asset Value, End of Year...................   $ 24.17    $20.44    $17.70    $16.79    $14.63
                                                  =======    ======    ======    ======    ======
Total Return...................................     21.59%    18.61%    11.08%    16.71%     7.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions).............    $888.5    $331.0     $51.5     $26.0      $6.6
Ratio of expenses to average net assets:
     Before expense reimbursement..............      1.07%     1.11%     1.39%     1.61%     2.44%
     After expense reimbursement...............      1.00%     1.00%     1.00%     1.00%     1.00%
Ratio of net investment income to average net
  assets:
     Before expense reimbursement..............      2.59%     2.67%     2.45%     2.01%     1.14%
     After expense reimbursement...............      2.66%     2.78%     2.83%     2.62%     2.58%
Portfolio turnover rate........................        18%       12%       24%       23%       24%
Average commission rate per share..............   $0.0147       N/A       N/A       N/A       N/A

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
GLOBAL EQUITY FUND

                                                                                   January 2, 1997*
                                                                                       through
                                                                                    June 30, 1997
                                                                                   ----------------
Net Asset Value, Beginning of Period...............................................       $10.00
                                                                                   ----------------
  Income from Investment Operations:
     Net investment income.........................................................         0.14
     Net realized and unrealized gain on investments...............................         1.09
                                                                                   ----------------
     Total from investment operations..............................................         1.23
                                                                                   ----------------
  Less Distributions:
     Dividends (from net investment income)........................................        (0.14)
     Distributions (from realized gains)...........................................           --
                                                                                   ----------------
     Total distributions...........................................................        (0.14)
                                                                                   ----------------
Net Asset Value, End of Period.....................................................       $11.09
                                                                                   ============
Total Return.......................................................................        12.32%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)...............................................         $3.7
Ratio of expenses to average net assets:
     Before expense reimbursement..................................................         4.43%+
     After expense reimbursement...................................................         1.00%+
Ratio of net investment income to average net assets:
     Before expense reimbursement..................................................         0.07%+
     After expense reimbursement...................................................         3.50%+
Portfolio turnover rate............................................................           18%
Average commission rate per share..................................................     $ 0.0144

 * Commencement of operations.
 + Annualized.
++ Not annualized.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
BALANCED INCOME FUND

                                                                  Year Ended June 30,
                                                  ---------------------------------------------------
                                                   1997        1996       1995       1994       1993
                                                  ---------------------------------------------------
Net Asset Value, Beginning of Year..............  $ 18.27     $16.74     $15.71     $16.69     $16.35
                                                  -------     ------     ------     ------     ------
  Income from Investment Operations:
     Net investment income......................     0.90(1)    0.94       0.89       0.89       0.77
     Net realized and unrealized gain (loss) on
       investments..............................     1.86       1.53       1.53      (0.27)      0.82
                                                  -------     ------     ------     ------     ------
     Total from investment operations...........     2.76       2.47       2.42       0.62       1.59
                                                  -------     ------     ------     ------     ------
  Less Distributions:
     Dividends (from net investment income).....    (0.99)     (0.92)     (0.80)     (0.94)     (0.74)
     Distributions (from realized gains)........    (0.66)     (0.02)     (0.57)     (0.66)     (0.51)
     Return of capital..........................       --         --      (0.02)        --         --
                                                  -------     ------     ------     ------     ------
     Total distributions........................    (1.65)     (0.94)     (1.39)     (1.60)     (1.25)
                                                  -------     ------     ------     ------     ------
Net Asset Value, End of Year....................  $ 19.38     $18.27     $16.74     $15.71     $16.69
                                                  =======     ======     ======     ======     ======
Total Return....................................    15.75%     15.04%     16.40%      3.60%     10.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..............    $90.2      $70.6      $32.1      $36.0      $30.3
Ratio of expenses to average net assets:
     Before expense reimbursement...............     0.98%      1.06%      1.19%      1.20%      1.15%
     After expense reimbursement................     0.98%      1.00%      1.00%      1.00%      1.00%
Ratio of net investment income to average net
  assets:
     Before expense reimbursement...............     4.77%      5.20%      5.44%      5.04%      4.62%
     After expense reimbursement................     4.77%      5.26%      5.63%      5.24%      4.77%
Portfolio turnover rate.........................      117%        92%        51%        97%       155%
Average commission rate per share...............  $0.0392        N/A        N/A        N/A        N/A

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

                                                            Year Ended June 30,       December 6, 1994*
                                                           ----------------------          through
                                                              1997          1996        June 30, 1995
                                                           ---------------------------------------------
Net Asset Value, Beginning of Period.......................   $ 12.78      $12.94           $12.00
                                                           -----------     ------         --------
  Income from Investment Operations:
     Net investment income.................................      0.99        0.84(1)          0.46
     Net realized and unrealized gain on investments.......      0.30        0.06             0.94
                                                           -----------     ------         --------
     Total from investment operations......................      1.29        0.90             1.40
                                                           -----------     ------         --------
  Less Distributions:
     Dividends (from net investment income)................     (0.92)      (0.93)           (0.46)
     Distributions (from realized gains)...................     (0.11)      (0.13)              --
                                                           -----------     ------         --------
     Total distributions...................................     (1.03)      (1.06)           (0.46)
                                                           -----------     ------         --------
Net Asset Value, End of Period.............................   $ 13.04      $12.78           $12.94
                                                            ========       ======     ==============
Total Return...............................................     10.48%       7.05%           11.88%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions).......................     $14.3      $ 43.4            $15.3
Ratio of expenses to average net assets:
     Before expense reimbursement..........................      0.95%       0.98%            2.93%+
     After expense reimbursement...........................      0.65%       0.68%            0.80%+
Ratio of net investment income to average net assets:
     Before expense reimbursement..........................      6.78%       6.86%            4.92%+
     After expense reimbursement...........................      7.08%       7.16%            7.05%+
Portfolio turnover rate....................................       173%         51%              68%

*  Commencement of operations.
(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
+  Annualized.
++ Not annualized.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
LOW DURATION FUND

                                                            Year Ended June 30,               May 18, 1993*
                                                 -----------------------------------------       through
                                                    1997         1996      1995      1994     June 30, 1993
                                                 ----------------------------------------------------------
Net Asset Value, Beginning of Period...........    $ 10.12      $10.15    $ 9.93    $10.00       $ 10.00
                                                 -----------    ------    ------    ------    -------------
  Income from Investment Operations:
     Net investment income.....................       0.66        0.68      0.75      0.77          0.05
     Net realized and unrealized gain on
       investments.............................       0.10        0.06      0.23      0.11          0.00
                                                 -----------    ------    ------    ------    -------------
     Total from investment operations..........       0.76        0.74      0.98      0.88          0.05
                                                 -----------    ------    ------    ------    -------------
  Less Distributions:
     Dividends (from net investment income)....      (0.64)      (0.72)    (0.75)    (0.77)        (0.05)
     Distributions (from realized gains).......      (0.01)      (0.05)    (0.01)    (0.18)        (0.00)
                                                 -----------    ------    ------    ------    -------------
     Total distributions.......................      (0.65)      (0.77)    (0.76)    (0.95)        (0.05)
                                                 -----------    ------    ------    ------    -------------
Net Asset Value, End of Period.................    $ 10.23      $10.12    $10.15    $ 9.93       $ 10.00
                                                  ========      ======    ======    ======    ===========
Total Return...................................       7.79%       7.47%    10.23%     9.02%         4.36%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)...........     $171.2      $189.2    $123.3     $36.5          $7.6
Ratio of expenses to average net assets:
     Before expense reimbursement..............       0.66%       0.60%     0.75%     1.10%         4.94%+
     After expense reimbursement...............       0.58%       0.58%     0.58%     0.58%         0.58%+
Ratio of net investment income to average net
  assets:
     Before expense reimbursement..............       6.26%       7.07%     7.43%     6.82%         1.93%+
     After expense reimbursement...............       6.34%       7.09%     7.61%     7.34%         6.28%+
Portfolio turnover rate........................        202%         50%       71%      254%           34%

* Commencement of operations.

+ Annualized.

                       See Notes to Financial Statements

Financial Highlights
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT FUND

                                                            Year Ended June 30,               May 18, 1993*
                                                 -----------------------------------------       through
                                                    1997         1996      1995      1994     June 30, 1993
                                                 ----------------------------------------------------------
Net Asset Value, Beginning of Period...........    $ 10.17      $10.12    $10.21    $10.00       $ 10.00
                                                 -----------    ------    ------    ------    -------------
  Income from Investment Operations:
     Net investment income.....................       0.58        0.66      0.66      0.53          0.03
     Net realized and unrealized
       gain (loss) on investments..............      (0.01)       0.05     (0.09)     0.21            --
                                                 -----------    ------    ------    ------    -------------
     Total from investment operations..........       0.57        0.71      0.57      0.74          0.03
                                                 -----------    ------    ------    ------    -------------
  Less Distributions:
     Dividends (from net investment income)....      (0.59)      (0.66)    (0.66)    (0.53)        (0.03)
     Return of capital.........................         --       (0.00)       --        --            --
                                                 -----------    ------    ------    ------    -------------
     Total distributions.......................      (0.59)      (0.66)    (0.66)    (0.53)        (0.03)
                                                 -----------    ------    ------    ------    -------------
Net Asset Value, End of Period.................    $ 10.15      $10.17    $10.12    $10.21       $ 10.00
                                                  ========      ======    ======    ======    ===========
Total Return...................................       5.77%       7.23%     5.78%     7.47%         2.30%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)...........      $21.7       $18.7     $19.8     $10.5         $.003
Ratio of expenses to average net assets:
     Before expense reimbursement..............       0.96%       0.88%     1.26%     2.06%        57.02%+
     After expense reimbursement...............       0.48%       0.48%     0.48%     0.48%         0.48%+
Ratio of net investment income (loss)
  to average net assets:
     Before expense reimbursement..............       5.34%       6.15%     5.74%     4.16%       (56.99)%+
     After expense reimbursement...............       5.82%       6.55%     6.52%     5.74%         2.32%+
Portfolio turnover rate........................        154%         60%       81%      135%            0%

* Commencement of operations.

+ Annualized.

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Hotchkis and Wiley Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Fund, the Mid-Cap Fund, the Small Cap Fund, the International Fund, the Global Equity Fund, the Balanced Income Fund, the Total Return Bond Fund, the Low Duration Fund and the Short-Term Investment Fund (nine of the ten separately managed portfolios of Hotchkis and Wiley Funds, the "Funds") at June 30, 1997, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and the application of alternative procedures, provide a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP

Milwaukee, WI
August 8, 1997

--------------------------------------------------------------------------------
MARKET INDICES

The following are definitions for indices used in the performance summary charts as of June 30, 1997. These indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise these indices may differ substantially from the securities in the Funds' portfolios. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indices may portray different comparative performance.

CONSUMER PRICE INDEX (CPI) is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuel, transportation fares, medical and other day-to-day services). While not an objective of the Balanced Income Fund, the Advisor's current goal is a return at least 4% greater than the rate of inflation as measured by the CPI.

LEHMAN BROTHERS AGGREGATE INDEX is a weighted index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index includes fixed-rate debt issues rated investment grade or higher. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX (LB Govt/Corp) is a weighted index comprised of publicly-traded intermediate and long-term government and corporate debt with an average maturity of 11 years.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an index of Treasury securities with maturities ranging from one to three years.

MERRILL LYNCH 6 MONTH TREASURY BILL INDEX is an index of Treasury securities with maturities of six months.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX (MSCI-EAFE) is an arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 18 stock markets in Europe, Australia, New Zealand and the Far East.

MSCI WORLD INDEX is an arithmetical average weighted by market value of the performance of over 1,400 companies listed on stock exchanges in the 22 countries that make up the MSCI Network Indices.

RUSSELL 2000 INDEX (Russell 2000) is a stock market index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 11% of the U.S. equity market. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market.

RUSSELL MIDCAP INDEX measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The Russell 1000 Index is comprised of the largest 1,000 companies in the Russell 3000.

STANDARD & POOR'S 500 INDEX (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

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